As Filed with the Securities and Exchange Commission on April 8, 2016

Registration Nos.: 333-203854; 811-23054

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    Pre-Effective Amendment No.    ☐

Post-Effective Amendment No. 1 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 6 ☒

(Check appropriate box or boxes)

VARIABLE ANNUITY-8 SERIES ACCOUNT

(Exact name of Registrant)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

(Name of Depositor)

489 Fifth Ave., 28th Floor

New York, New York 10017

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code:

(800) 537-2033

Andra S. Bolotin

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company of New York

489 Fifth Ave., 28th Floor

New York, New York 10017

(Name and Address of Agent for Service)

Copy to:

Stephen Roth, Esq.

Sutherland, Asbill & Brennan LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

Approximate Date of Proposed Public Offering: Continuous

              It is proposed that this filing will become effective (check appropriate box)

              ☐  immediately upon filing pursuant to paragraph (b) of Rule 485

              ☒  on April 29, 2016 pursuant to paragraph (b) of Rule 485

              ☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485

              ☐  on (date) pursuant to paragraph (a)(1) of Rule 485.

              If appropriate, check the following box:

              ☐  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Units of interest in separate account under group flexible premium deferred variable annuity contract.

GREAT-WEST SECUREFOUNDATION® II Variable Annuity

A Group Flexible Premium Variable Deferred Annuity Contract

Issued by

Variable Annuity-8 Series Account

of

Great-West Life & Annuity Insurance Company of New York

Overview

This Prospectus describes the Great-West SecureFoundation® II Variable Annuity, a group flexible premium variable deferred annuity contract (“Contract”), issued by Great-West Life & Annuity Insurance Company of New York (“we,” “us” or “Great-West”), that is designed for purchase by sponsors of retirement plans established under Sections 401(a) or 403(b) (each a “Retirement Plan”) of the Internal Revenue Code (the “Code”). The Contract offers investment divisions (“Variable Accounts”) that invest in shares of an individual series of the Great-West SecureFoundation® funds (each a “Covered Fund”) and whose value is based on the investment performance of the corresponding Covered Fund. GWFS Equities, Inc. (“GWFS”), a registered broker/ dealer that is affiliated with us, is the principal underwriter and distributor of the Contracts. Each of the Covered Funds is managed by Great-West Capital Management, LLC (“GWCM”), a registered investment adviser that is affiliated with us. Offering the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) in connection with your investment in the Covered Funds, therefore, may subject us to a potential conflict of interest as we may benefit indirectly from the charges imposed by the Covered Funds.

Participation in the Contract

You may be eligible to participate in the Contract if you participate in a Retirement Plan (a “GLWB Participant”). The owner of a Contract will be the sponsor of the Retirement Plan (the “Plan Sponsor” or “Contractowner”). If you are eligible to participate in the Contract, Great-West will establish a GLWB Participant account (“GLWB Participant Account”) in your name that will reflect the dollar value of the Contributions made on your behalf.

Interests of the Retirement Plan and GLWB Participants in the Contract may not be transferred, sold, assigned, pledged, charged, encumbered, or alienated in any way, except: (1) if the Retirement Plan is consolidated or merged with another plan or if the assets and liabilities of the Retirement Plan are transferred to another plan, the Contract may be assigned to the new Plan Sponsor; and (2) in connection with a Qualified Domestic Relations Order (“QDRO”) as described in this Prospectus.

Provided all conditions are met, the Contract offers the potential for guaranteed lifetime withdrawals. Tax deferral under annuity contracts purchased in connection with tax-qualified plans arises under specific provisions of the Code. Therefore, you should not purchase the Contract for the purpose of obtaining tax deferral. You should only purchase the Contract for Contract features such as the potential for guaranteed lifetime withdrawals.

Payment Options

The Contract contains a GLWB that will pay guaranteed income for the life of a designated person based on your investment in one or more Covered Funds, provided all the conditions of the GLWB are satisfied, regardless of how long the designated person lives or the actual performance or value of your investment in the Covered Funds. You will pay a fee for the GLWB and should participate in the Contract only if you want the benefits provided by the GLWB. The Contract also offers annuity payment options, a full or partial lump sum distribution, or other payment methods that are not part of the GLWB. If you annuitize or otherwise distribute all of the assets in the Covered Funds via a method that is not part of the GLWB, the GLWB will terminate.

Allocating Your Money

You can allocate your Contributions to several Variable Accounts that invest all of their assets in one of the corresponding Covered Funds. The following is a list of each Covered Fund:

              Great-West SecureFoundation® Balanced Fund

              Great-West SecureFoundation® Lifetime 2015 Fund

              Great-West SecureFoundation® Lifetime 2020 Fund

              Great-West SecureFoundation® Lifetime 2025 Fund

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              Great-West SecureFoundation® Lifetime 2030 Fund

              Great-West SecureFoundation® Lifetime 2035 Fund

              Great-West SecureFoundation® Lifetime 2040 Fund

              Great-West SecureFoundation® Lifetime 2045 Fund

              Great-West SecureFoundation® Lifetime 2050 Fund

              Great-West SecureFoundation® Lifetime 2055 Fund

This Prospectus presents important information you should read before participating in the Contract. Please read it carefully and retain it for future reference. You can find more detailed information pertaining to the Contract in the Statement of Additional Information (the “SAI”) dated April 29, 2016, which has been filed with the SEC. The SAI is incorporated by reference as a matter of law into this Prospectus, which means that it is legally a part of this Prospectus. Its table of contents may be found on the last page of this Prospectus. The SAI may be obtained without charge by contacting Great-West at its Administrative Offices or by calling (866) 696-8232. You may also obtain the Prospectus, material incorporated by reference, and other information regarding Great-West by visiting the SEC’s website at www.sec.gov.

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.

The Contract may not be available in all states, at all times, or through all financial intermediaries. Because the Plan document determines the specific features of the Plan, including the availability of certain types of investment options, distributions, loans, and other features allowed but not required under the Code, all features of the Contract may not be available to all Retirement Plans. You should check with your Plan Sponsor for more details on the Contract features available to you.

The date of this prospectus is April 29, 2016.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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DEFINITIONS

Accumulation Phase: The period between the time you enroll in the Contract and the Initial Installment Date.

Accumulation Unit: The accounting measure described in the Contract and used by Great-West to determine your GLWB Participant Account Value allocated to each Variable Account.

Administrative Offices: The Administrative Offices of Great-West may be reached at the Retirement Service Center, P.O. Box 173764, Denver, Colorado 80217-3764.

Alternate Payee: Any Spouse, former Spouse, child or other dependent of a GLWB Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all or a portion of the benefit payable under a Plan with respect to such GLWB Participant.

Attained Age: The Covered Person’s age as of a Ratchet Date.

Benefit Base: The amount that is multiplied by the Guaranteed Annual Withdrawal Percentage to calculate the Guaranteed Annual Withdrawal. The Benefit Base increases dollar-for-dollar upon any Contribution made after the Benefit Base begins accruing, and is reduced proportionately for an Excess Withdrawal. The Benefit Base can also increase with positive market performance on the Ratchet Date. Each Covered Fund will have its own Benefit Base. A Covered Fund Benefit Base generally cannot be transferred to another Covered Fund.

Business Day: Any day, and during the hours, on which the New York Stock Exchange is open for trading. In the event that a date falls on a non-Business Day, the date of the succeeding Business Day will be used.

Code: The Internal Revenue Code of 1986, as amended from time to time, or any future United States Internal Revenue law that replaces the Internal Revenue Code of 1986. References herein to specific section numbers shall be deemed to include Treasury regulations and Internal Revenue Service guidance thereunder, and to corresponding provisions of any future Internal Revenue law that replaces the Internal Revenue Code of 1986.

Contract: An agreement between Great-West and the Contractowner providing a group flexible premium variable deferred annuity issued in connection with certain Retirement Plans.

Contractowner: The Contractowner will be an entity which maintains a Retirement Plan.

Contribution(s): Eligible rollovers, Transfers, payroll deductions, and other amounts received by Great-West under the Contract on your behalf and allocated to a GLWB Participant Account.

Covered Fund: A mutual fund, unit investment trust, or other investment portfolio in which a Variable Account invests all of its assets.

Covered Fund Value: The value of assets allocated to a Variable Account invested in a Covered Fund. The Covered Fund Value reflects a return based upon the investment experience of the Covered Funds and will increase or decrease accordingly.

Covered Person(s): The person(s) whose age determines the Guaranteed Annual Withdrawal Percentage and on whose life the Guaranteed Annual Withdrawal will be based. If there are two Covered Persons, the Guaranteed Annual Withdrawal Percentage will be based on the age of the younger life and the Installments can continue until the death of the second life. A joint Covered Person must be the GLWB Participant’s Spouse and the sole primary beneficiary under the Plan.

Distribution(s): Amounts paid out of the Contract pursuant to the terms of the Plan and the Code.

Election Date: The date on which the GLWB Participant, Alternate Payee, or beneficiary selects the GLWB by making an initial Contribution to a Covered Fund. You must be age 85 or younger on the Election Date.

ERISA: The Employee Retirement Income Security Act of 1974, as amended.

Excess Withdrawal: An amount either distributed or Transferred from the Covered Fund(s) during the Accumulation Phase or any amount combined with all other amounts that exceeds the annual GAW during the Withdrawal Phase. An Excess Withdrawal may include amounts Transferred from one Covered Fund to another Covered Fund or to another Plan investment.

GAW: See Guaranteed Annual Withdrawal, below.

General Account: Great-West’s assets other than those held in any segregated investment account or the Separate Account.

GLWB Participant: The person who is eligible to and elects to participate in the Contract; sometimes referred to as “you,” “your” or “yours” in this Prospectus.

GLWB Participant Account: A separate record in the name of each GLWB Participant which reflects his or her share in the Variable Accounts.

GLWB Participant Account Value: The total value of your interest under the Contract. It is the total of your Covered Fund Values credited to the GLWB Participant Account.

GLWB Trigger Date: The date that your Guaranteed Lifetime Withdrawal Benefits begin to accrue with respect to the Great-West SecureFoundation® Lifetime Funds. It is the later of the Election Date or the first Business Day of the year that is ten years before the year stated in the name of the Great-West SecureFoundation® Lifetime Fund.

Good Order: Notice from any person authorized to initiate a transaction under the Contract that is received by Great-West at the Administrative Offices, submitted in accordance with the provisions of the Contract and in a format(s) satisfactory to Great-West, and contains all information, documentation, and instructions necessary for Great-West to process such transaction. All Requests to initiate transactions under the Contract, or to change the frequency and amount of Installments-including in the event of Ratchet or Reset-must be in Good Order. Each such Request is subject to any action taken by Great-West before we have received the Request.

Guarantee Benefit Fee: The asset-based charge periodically assessed on the basis of the Covered Fund Value (up to $5 million) that compensates Great-West for the guarantees provided by the GLWB.

Guaranteed Annual Withdrawal (GAW): The maximum annualized withdrawal amount that is guaranteed for the lifetime of the Covered Person(s), subject to the terms of the Contract. During the Withdrawal Phase, a GLWB Participant may receive Installments totaling less than the GAW.

Guaranteed Annual Withdrawal Percentage (GAW%): The percentage of the Benefit Base that determines the GAW. This percentage is initially based on the age of the Covered Person(s) at the time of the first Installment. If there are two Covered Persons the percentage is based on the age of the younger Covered Person.

Guaranteed Lifetime Withdrawal Benefit (GLWB): A payment option offered under the Contract that is designed to pay Installments during the life of the Covered Person(s). The GLWB Participant will receive periodic payments (in monthly, quarterly, semiannual, or annual Installments) over a twelve month period from Ratchet Date to Ratchet Date that can total up to the GAW without causing an Excess Withdrawal.

Initial Installment Date: The date of the first Installment under the GLWB, which must be a Business Day.

Installments: Periodic payments of the GAW over a twelve month period from Ratchet Date to Ratchet Date that can total up to the GAW without causing an Excess Withdrawal. The sum of Installments over a twelve month period from Ratchet Date to Ratchet Date may be less than the GAW. Great-West will not increase Installments unless directed to do so by the GLWB Participant, except as otherwise provided in the Contract. If the entire GAW is not taken as Installments, the amount not taken does not increase future GAWs. Upon written notice to Great-West provided at any time before the Settlement Phase, the GLWB Participant may alter the frequency of Installments, the amount of Installments, or discontinue Installments altogether.

Payee: A person entitled to receive all or a portion of the GLWB Participant Account Value.

Plan: The underlying plan document of the Contractowner written in accordance with the applicable sections of the Code.

Premium Tax: The amount of tax, if any, charged by a state or other governmental authority in connection with the Contract.

Qualified Domestic Relations Order (QDRO): A domestic relations order that: (i) creates or recognizes the existence of an Alternate Payee’s right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a GLWB Participant; (ii) complies with applicable requirements of the Code and/or ERISA; and (iii) is approved by the Plan Sponsor or its designee.

Ratchet: An increase in the Benefit Base if the Covered Fund Value exceeds the current Benefit Base on the Ratchet Date during either the Accumulation or Withdrawal Phases. If a ratchet occurs during the Withdrawal Phase, Great-West will not increase Installments to reflect a Ratchet unless directed to do so by the GLWB Participant.

Ratchet Date: During the Accumulation Phase, the Ratchet Date is the anniversary of the GLWB Participant’s Election Date and each anniversary thereafter. During the Withdrawal Phase, the Ratchet Date is the Initial Installment Date and each anniversary of the Initial Installment Date thereafter. If any anniversary in the Accumulation Phase or Withdrawal Phase is not a Business Day, then the Ratchet Date will be the last Business Day before the anniversary.

Request: An inquiry or instruction in a form satisfactory to Great-West. A valid Request must be: (1) received by Great-West at its Administrative Offices; (2) approved by the Contractowner, or the Contractowner’s designee; and (3) submitted in accordance with the provisions of the Contract, or as required by Great-West.

Reset: During the Withdrawal Phase, Great-West will reset the Benefit Base to equal the Covered Fund Value and reset the GAW% to the GAW rate applicable to the Covered Person(s)’s Attained Age if such amount is greater than the current Benefit Base multiplied by the current applicable GAW%. Great-West will not increase Installments to reflect a Reset unless directed to do so by the GLWB Participant.

Retirement Plan: A plan established under Section 401(a) or 403(b) of the Code.

Separate Account: A segregated investment account established by Great-West into which Contributions may be invested or the GLWB Participant Account Value may be Transferred. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 and consists of the individual Variable Accounts.

Settlement Phase: The period when the Covered Fund Value has reduced to zero by means other than an Excess Withdrawal, provided the Benefit Base is greater than zero. Installments continue during the Settlement Phase under the terms of the Contract. During the Settlement Phase, Great-West will automatically increase Installments to the full GAW.

Spouse: A person recognized as a spouse in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law.

Transfer: The reinvestment or exchange of all or a portion of the Covered Fund Value from one Variable Account to another, or to another investment option offered by the Plan.

Valuation Date: The date on which the net asset value of each Variable Account is determined. This calculation is made as of the close of trading of the New York Stock Exchange (generally 4:00 p.m., ET), it is also the date on which Great-West will process any Contribution or Request received. Contributions and Requests received after the close of trading on the New York Stock Exchange will be deemed to have been received on the next Valuation Date. Your GLWB Participant Account Value will be determined on each day that the New York Stock Exchange is open for trading.

Valuation Period: The period between successive Valuation Dates.

Variable Accounts: Divisions of the Separate Account, one for each Covered Fund. Each Variable Account has its own Accumulation Unit value. A Variable Account may also be referred to as an “investment division” or “sub-account” in the Prospectus, SAI, or Separate Account financial statements.

Withdrawal Phase: The period of time between the Initial Installment Date and the first day of the Settlement Phase.

FEE TABLES

The following tables describe the fees and expenses that you, as a GLWB Participant, will pay under the Contract. The first table describes the fees and expenses that you will pay at the time you allocate Contributions, surrender, or Transfer cash value between investment options. State Premium Tax may also be deducted.

PARTICIPANT TRANSACTION EXPENSES

Sales Load imposed on Purchases (as a percentage of purchase payments)	None
Deferred Sales Load (as a percentage of purchase payments or amount surrendered)	None
Contract Termination Charge	None
Transfer Fee	None

The next table describes the maximum and current fees and expenses that you will pay periodically during the time that you are a GLWB Participant under the Contract, not including Covered Fund fees and expenses.

	Maximum Fee	Current Fee
Contract Maintenance Charge[1]	$100.00	$0.00
Separate Account Annual Expenses (as a percentage of average GLWB Participant Account Value)
Variable Asset Charge	1.00%	0.00%-1.00%
Guarantee Benefit Fee (as a percentage of Covered Fund Value)[2]	1.50%	0.90%
Total Separate Account Annual Expenses including Guarantee Benefit Fee	2.50%	0.90%-1.90%

The next item shows the minimum and maximum total operating expenses charged by the Covered Funds as of December 31, 2015. Expenses may be higher or lower in the future. More detail concerning the fees and expenses of each Covered Fund is contained in the Covered Fund prospectus.

Total Annual Covered Funds Operating Expenses	Minimum	Maximum
Expenses that are deducted from Covered Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	.31%	.39%

1 Currently, there is no annual Contract Maintenance Charge. However, we reserve the right to impose a Contract Maintenance Charge up to the maximum amount stated.

2 You will pay the Guarantee Benefit Fee separately on each Covered Fund Value after the Benefit Base is established with respect to the Covered Fund. The Benefit Base for the Great-West SecureFoundation® Lifetime Funds may be established after your Election Date.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include a GLWB Participant’s transaction expenses, Contract fees, variable account annual expenses, and Covered Fund fees and expenses.

The Example assumes that you invest $10,000 under the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Covered Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$382.00	$1,154.00	$1,940.00	$3,964.00

(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$382.00	$1,154.00	$1,940.00	$3,964.00

The fee tables and examples should not be considered a representation of past or future expenses and charges of the Covered Funds. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance.

CONDENSED FINANCIAL INFORMATION

As of December 31, 2015, no Contract had yet been issued. Accordingly, historical information about the value of the units we use to measure your Covered Fund Value is not yet available.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Great-West (formerly known as First Great-West Life & Annuity Insurance Company, and prior to that as Canada Life Insurance Company of New York) is a stock life insurance company incorporated under the laws of the state of New York on June 7, 1971. We operate in two business segments: (1) employee benefits (life, health and 401(k) products for group clients); and (2) financial services (savings products for both public and non-profit employers and individuals and life insurance products for individuals and businesses). We are licensed to do business in New York and our Home Office is located at 50 Main Street, White Plains, New York 10606.

We are a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A”), a life insurance company domiciled in Colorado. GWL&A is an indirect wholly-owned subsidiary of Great-West Lifeco, Inc., a holding company. Great-West Lifeco, Inc. is a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Through a group of private holding companies, The Desmarais Family Residuary Trust, created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

Great-West or its affiliates may also provide recordkeeping and other services to the Plan for which they receive compensation from Plan assets.

Financial Condition of the Company

The benefits under the Contract are paid by Great-West from its General Account assets and/or your GLWB Participant Account Value held in the Separate Account. It is important that you understand that payment of the benefits is not assured and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your GLWB Participant Account Value. Your GLWB Participant Account Value constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. Any guarantees under the Contract that exceed your GLWB Participant Account Value, such as those associated with the GLWB, are paid from our General Account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of GLWB Participant Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

We issue other types of insurance contracts and financial products as well, and we also pay our obligations under these products from our assets in the General Account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Contractowners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our General Account assets cannot be readily converted into cash to meet obligations to our Contractowners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information. We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements in accordance with accounting principles generally accepted in the United States of America. Our financial statements are located in the SAI. The SAI is available at no charge by sending your Request to our Administrative Offices or by calling us at (866) 696-8232. In addition, the SAI is available on the SEC’s website at www.sec.gov.

SEPARATE ACCOUNT

Great-West established the Separate Account on March 24, 2015. The Separate Account consists of Variable Accounts and is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a unit investment trust. This registration does not involve supervision of the Separate Account or Great-West by the SEC.

We do not guarantee the investment performance of the Variable Accounts. Your GLWB Participant Account Value allocated to the Variable Accounts and the amount of the Installments depend on the investment performance of the Covered Funds. Thus, you bear the full investment risk for all Contributions allocated to the Variable Accounts.

Your Contributions under the Contract (including investments in the Covered Funds) are held in the Separate Account. The Separate Account is divided into Variable Accounts. Each Variable Account invests in a single class of shares of a Covered Fund, which is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. The Variable Accounts available to you will depend on the terms of the Contract. Please consult the Contractowner for more information. If Great-West decides to make additional Variable Accounts available to Contractowners, Great-West may or may not make them available to you based on our assessment of marketing needs and investment conditions.

The income, gains, or losses of each Variable Account are credited to or charged against the assets held in that Variable Account, without regard to other income, gains, or losses of any other Variable Account and without regard to any other business Great-West may conduct. Under New York law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business Great-West may conduct. Nevertheless, all obligations arising under the Contract and other contracts issued by us that are supported by the Separate Account are generally corporate obligations of Great-West.

The SEC does not supervise the management or the investment practices and policies of any of the Covered Funds.

We may offer new or cease offering existing Covered Funds, or make other changes to the investment options as we deem necessary and subject to the approval of the state insurance departments. We will notify the Plan Sponsor whenever the Covered Funds are changed. If we cease offering all the Covered Funds, we will offer a new fund as a Covered Fund. The new Covered Fund may have higher fees and charges and different investment objectives than the eliminated Covered Funds. In addition, offering a new fund as a Covered Fund under the Contract may result in an increase in the Guarantee Benefit Fee, which will not exceed the maximum Guarantee Benefit Fee of 1.50%.

If any of the above actions result in a material change in the underlying investments of a Variable Account in which GLWB Participants are invested, Great-West will provide at least sixty (60) calendar days written notice to the Plan Sponsor. This notice shall explain any Variable Account change(s), communicate the timeline and effective date of any account change, provide information on the fees received by Great-West, and explain Plan Sponsor’s right to opt out of any Variable Account change. The absence of an objection by Plan Sponsor to such notice will be considered consent to the change(s). If Great-West is provided notice from a fund company that results in a change to the investment options available under the Plan, Great-West will provide Plan Sponsor with notice of that change as soon as administratively feasible.

If Great-West does not receive an objection from Plan Sponsor to a Great-West-initiated change, Great-West will, subject to required regulatory approvals, transfer GLWB Participant Account Value between Variable Account investment options as disclosed in the notice. Such allocation will be in effect until such time as Great-West receives a written Request for a different allocation.

If Plan Sponsor provides written objection to Great-West within the sixty (60) calendar day notice period, Great-West will not make the fund change at issue. If Plan Sponsor objects to the fund change, Great-West may terminate the Contract.

Great-West reserves the following rights with respect to the Separate Account:

•	to operate the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;

•	to deregister the Separate Account under the 1940 Act;

•	to add Variable Accounts that invest in investment portfolios suitable for the Contract;

•	to eliminate Variable Accounts;

•	to close certain Variable Accounts to allocations of Contributions or Transfers by current or new GLWB Participants and Contractowners;

•	to establish additional segregated investment accounts and/or divisions of such segregated investment accounts (“sub-accounts”);

•	to combine the Separate Account with one or more different segregated investment accounts established by Great-West;

•	to combine Variable Accounts, or combine a Variable Account with a subaccount of a different segregated investment account established by Great-West;

•	to endorse the Contract to reflect changes to the Separate Account and the Variable Accounts;

•	subject to compliance with applicable law, to add, remove, or substitute Covered Funds. A new or substitute Covered Fund may have different fees and expenses, and its availability may be limited to certain Contractowners or GLWB Participants;

•	subject to any required regulatory approvals, to Transfer assets in one Variable Account to another Variable Account; and

•	to make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity.

Great-West will provide notice of these changes to the Plan Sponsor.

THE COVERED FUNDS

Each of the Covered Funds is managed by GWCM, a registered investment adviser that is affiliated with us. The investment adviser may have an incentive to manage the funds in a way to reduce volatility of the funds’ returns to reduce the amount that we must pay under the GLWB. Offering the GLWB in connection with your investment in the Covered Funds, therefore, may subject us to a potential conflict of interest. Reducing volatility may have the effect of lowering the returns of the Covered Funds relative to other funds. This may suppress the value of the benefits provided by the GLWB because the Benefit Base will reset only when the Covered Fund Value is higher than the Benefit Base. We took into account the Covered Funds’ use of strategies to lower volatility when we selected them for use with the GLWB. In addition, each Covered Fund is a fund of funds, which means GLWB Participants will pay fees at both fund levels, which may reduce investment return. Only Institutional Class shares of the Covered Funds are available under the Contract.

The Covered Funds have the following investment objectives. There is no guarantee that any of the Covered Funds will achieve its investment objective.

The investment objective of the Great-West SecureFoundation® Balanced Fund is to seek long-term capital appreciation and income.

The Great-West SecureFoundation® Lifetime Funds are target date funds, which are managed to hold a more conservative mix of assets as the date in the fund name (the “Target Date”) approaches:

Great-West SecureFoundation® Lifetime 2015 Fund

Great-West SecureFoundation® Lifetime 2020 Fund

Great-West SecureFoundation® Lifetime 2025 Fund

Great-West SecureFoundation® Lifetime 2030 Fund

Great-West SecureFoundation® Lifetime 2035 Fund

Great-West SecureFoundation® Lifetime 2040 Fund

Great-West SecureFoundation® Lifetime 2045 Fund

Great-West SecureFoundation® Lifetime 2050 Fund

Great-West SecureFoundation® Lifetime 2055 Fund

The objective of each Great-West SecureFoundation® Lifetime Fund is to seek long-term capital appreciation and income consistent with its current asset allocation. The mix of assets held by each Great-West SecureFoundation® Lifetime Fund becomes more conservative until 10 years before the Target Date, after which the Great-West SecureFoundation® Lifetime Fund will invest 50% to 70% of its assets in bond funds and 30% to 50% of its assets in equity funds.

Meeting investment objectives depends on various factors, including, but not limited to, how well the Covered Fund managers anticipate changing economic and market conditions. There is no guarantee that any of these Covered Funds will achieve their stated objectives. Not all Covered Funds will be available in all states, at all times, or through all financial intermediaries.

Reinvestment and Redemption

All dividend distributions and capital gains made by a Covered Fund will be automatically reinvested in shares of that Covered Fund on the date of distribution. We will redeem Covered Fund shares to the extent necessary to pay Installments and to make other payments under the Contract.

Payments We Receive

Great-West and GWFS, our affiliated broker-dealer, may receive compensation for providing administration and distribution services to the Covered Funds that is paid out of administrative service fees and 12b-1 fees deducted from Covered Fund assets.

Where to Find more Information About the Covered Funds

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks, and the Guarantee. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.greatwestfunds.com/prospectus.html. You can also get this information at no cost by calling 1-866-831-7129 or by sending an email request to email@greatwestfunds.com.

Selection of Underlying Funds

Great-West selects the Covered Funds offered through this product based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor that we may consider is whether a Covered Fund or an affiliate of the Covered Fund will compensate Great-West for providing certain administrative, marketing, or support services that would otherwise be provided by the Covered Fund, its investment adviser, or its distributor. For more information on such compensation, see “Distribution of the Contracts,” below. We have selected portfolios of the Great-West Funds at least in part because they are managed by our directly owned subsidiary.

Great-West periodically reviews the Covered Funds and may remove a Covered Fund or limit its availability to new Contributions and/or Transfers of GLWB Participant Account Value if we determine that a Covered Fund no longer satisfies one or more of the selection criteria, and/or if the Covered Fund has not attracted significant allocations from GLWB Participants.

You are responsible for choosing the Covered Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, you should carefully consider any decisions that you make regarding investment allocations.

In making your Variable Account selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the Covered Funds including each Covered Fund’s prospectus, statement of additional information and annual and semi-annual reports. After you select Covered Funds for your initial Contribution, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your GLWB Participant Account Value resulting from the performance of the Covered Funds you have chosen.

We do not recommend or endorse any particular Covered Fund and we do not provide investment advice.

Addition, Deletion, or Substitution of Funds

We do not guarantee that each Covered Fund will always be available for investment through the Contract. We reserve the right, subject to compliance with applicable law, to add new Covered Funds, close existing Covered Funds, or substitute Covered Fund shares that are held by any Variable Account for shares of a different investment portfolio. New or substitute Covered Funds may have different fees and expenses, and their availability may be limited to certain purchasers. We will not add, delete or substitute any shares attributable to your interest in a Variable Account without notice to you and prior approval of the SEC to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other funds for the Separate Account. We reserve the right to transfer Separate Account assets to another Separate Account that we determine to be associated with the class of contracts to which the Contract belongs.

THE CONTRACT

The Contract is available to sponsors of Retirement Plans and is generally owned by the Plan Sponsor. Amounts under the Contract are held for the exclusive benefit of GLWB Participants and beneficiaries, and GLWB Participants make all elections under the Contract.

Purchasing an Interest in the Contract

Eligible organizations may acquire a Contract by completing and sending to us the appropriate forms. Once we approve the forms, we issue a Contract to the Contractowner. If you are enrolled in the Plan and eligible to participate in the Contract, you may purchase an interest in a Contract by completing an enrollment form and giving it to your Plan Sponsor or a GWFS representative. Your GLWB Participant enrollment form will be forwarded to us for processing. Please consult with your Plan Sponsor for information concerning your eligibility to participate in the Plan and the Contract.

Contributions

Your Plan Sponsor will send us Contributions on your behalf. Except as limited by the Code or your Plan, there is no minimum amount or number of Contributions. Great-West reserves the right to limit the amount, type, and frequency of Contributions, and to stop accepting Contributions altogether.

Subsequent Contributions

Great-West will allocate subsequent Contributions according to the allocation instructions provided in the GLWB Participant enrollment form. Great-West will allocate Contributions on the Valuation Date we receive them.

GLWB Participants may change their allocation instructions at any time by Request. Such change will be effective the later of (1) the date specified in the Request or (2) the Valuation Date on which Great-West receives the Request at our Administrative Offices. Once changed, those allocation instructions will be effective for all subsequent Contributions.

Great-West reserves the right, after providing advance written notice to Plan Participants, to refuse any Contribution. Any Contribution that causes a GLWB Participant Account Value to exceed $5 million may require Great-West’s prior approval.

GLWB Participant Account

When we approve your GLWB Participant enrollment form or other enrollment method in the Contract, as agreeable to Great-West, we will establish a GLWB Participant Account in your name to reflect all of your transactions under the Contract. You will receive a statement of your GLWB Participant Account Value no less frequently than annually. You may also review your GLWB Participant Account Value through KeyTalk® or via the Internet.

GLWB Participant Enrollment Form and Initial Contribution

If your GLWB Participant enrollment form or other enrollment method is complete, we will allocate your initial Contributions to the Variable Accounts according to the instructions you provide on your GLWB Participant enrollment form within two Business Days of receipt of the GLWB Participant enrollment form at our Administrative Offices. If your enrollment form is incomplete, we will contact you or the Contractowner to obtain the missing information. If your GLWB Participant enrollment form remains incomplete for five Business Days, we will immediately return your Contribution(s). If we complete a GLWB Participant enrollment form within five Business Days of our receipt of the incomplete enrollment form, we will allocate your initial Contribution within two Business Days of the GLWB Participant enrollment form’s completion in accordance with your allocation instructions.

Free Look Period

Where required by law, you may have the ability to cancel your interest in the Contract for any reason by delivering or mailing a Request to cancel to our Administrative Offices or to an authorized agent of Great-West within 10 days or a period of time required by state law after Great-West receives your completed application form. We must receive your cancellation Request in person or postmarked prior to the expiration of the free look period. Upon cancellation, we will refund your GLWB Participant Account Value as of the date we receive your Request for cancellation. This amount may be higher or lower than your Contributions depending on the investment performance of the Covered Fund you selected, which means that you bear the investment risk during this period. If you cancel your Contract during the free look period, any applicable Benefit Base shall be reduced to zero.

Assignments and Transfers

In general, the interest of any GLWB Participant or Contractowner may not be transferred, sold, assigned, pledged, charged, encumbered, or in any way alienated, except as may be permitted under the Code, by law, or applicable court order.

Transaction Date

All Requests, Contributions, and Deposits received in Good Order with all required documentation at Great-West’s Administrative Offices prior to the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the date received, and if received after the close of business of the New York Stock Exchange will be processed on the next Business Day.

GLWB Participant Account Value

Your GLWB Participant Account Value is the sum of your interest in the Variable Accounts, which is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions or make Transfers to a Variable Account, we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution or Transfer to a Variable Account, less any applicable Premium Tax, by that Variable Account’s Accumulation Unit value. The number of Accumulation Units for the Variable Account will decrease for charges deducted, Transfers, withdrawals, or loans (if available). We determine the Accumulation Unit value on each Valuation Date.

We calculate each Variable Account’s Accumulation Unit value at the end of each Valuation Period by multiplying the value of that unit at the end of the prior Valuation Period by the Variable Account’s Net Investment Factor for the Valuation Period. The formula used to calculate the Net Investment Factor is set forth as follows.

The Net Investment Factor for each Variable Account for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:

(a)	is the net result of:

(i)	the net asset value per share of the Covered Fund determined as of the end of the current Valuation Period; plus
(ii)	the per share amount of any dividend (and, if applicable, capital gains distribution) made by the Covered Fund if the “ex-dividend date occurs during the current Valuation Period; plus or minus
(iii)	a per unit charge or credit for any taxes incurred by or provided for in the Variable Account, which is determined by Great-West to have resulted from the investment operations of the Variable Account; and

(b)	is the net asset value per share of the Covered Fund determined as of the end of the immediately preceding Valuation Period; and

(c)	is an amount representing the Variable Asset Charge deducted from each Variable Account on a daily basis. This amount will vary, depending upon the Group Contractowner’s Schedule of Terms and Fees.

The net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease, or remain unchanged.

The net asset value per share referred to in paragraphs (a)(i) and (b) above, reflect the investment performance of the Covered Fund as well as the payment of Covered Fund fees and expenses..

The value of a Variable Account’s assets is determined at the end of each Valuation Date.

Your GLWB Participant Account Value will reflect the investment performance of the selected Variable Account(s) which in turn reflect the investment performance of the corresponding Covered Fund(s), which we factor in by using the Net Investment Factor.

Changes to the Contract

Great-West can make any changes to the Contract required by applicable insurance law, the Code, or the 1940 Act, subject to required state and federal regulatory approval. Great-West will notify Contractowners and may notify GLWB Participants of any changes that affect their Contract.

THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT

The GLWB provides GLWB Participants with guaranteed minimum lifetime income without regard to the performance of the Covered Fund in which the Variable Account is invested. The GLWB does not have a cash value. Provided all conditions of the GLWB are satisfied, if the value of the GLWB Participant’s Account equals zero as a result of Covered Fund performance, the Guarantee Benefit Fee, certain other fees that are not directly associated with the Contract (e.g., custodian fees or advisory fees), and/or Guaranteed Annual Withdrawal(s) (“GAW”), we will make annual payments to the GLWB Participant for the rest of his life.

The guaranteed income that may be provided by the GLWB is initially based on the age and life of the Covered Person (or if there are joint Covered Persons, on the age of the younger joint Covered Person and the lives of both Covered Persons) as of the date we calculate the first Installment. A joint Covered Person must be the Spouse of the GLWB Participant, and the Spouse must be the GLWB Participant’s sole beneficiary under the Retirement Plan.

The GLWB provides two basic protections to GLWB Participants who purchase the GLWB as a source or potential source of lifetime retirement income or other long-term purposes. Provided that the conditions of the GLWB are satisfied, the GLWB protects the GLWB Participant from:

•	longevity risk, which is the risk that a GLWB Participant will outlive the assets invested in the Covered Fund; and

•	income volatility risk, which is the risk of downward fluctuations in a GLWB Participant’s retirement income due to changes in market performance.

Both of these risks increase as a result of poor market performance early in retirement. Point-in-time risk (which is the risk of retiring on the eve of a down market) significantly contributes to both longevity and income volatility risk.

The GLWB does not provide a guarantee that the Covered Fund or the GLWB Participant’s Account will retain a certain value or that the value of the Covered Fund or the GLWB Participant’s Account will remain steady or grow over time. Instead, it provides a guarantee, under certain specified conditions, that regardless of the performance of the Covered Funds and regardless of how long the GLWB Participant lives, the GLWB Participant will receive a guaranteed level of annual income for life. Therefore, it is important to understand that while the preservation of capital may be one of the GLWB Participant’s goals, the achievement of that goal is not guaranteed by the GLWB.

The GAWs are first made from your Covered Fund Value. Great-West will use its own assets to make Installments to a GLWB Participant only if the Covered Fund Value is reduced to zero due to Covered Fund performance, the Guarantee Benefit Fee, certain other fees that are not directly associated with the GLWB (e.g., custodian fees or advisory fees), and/or GAWs. We limit our risk under the GLWB in this regard by limiting the amount a GLWB Participant may withdraw each year to GAWs. If a GLWB Participant needs to take Excess Withdrawals, the GLWB Participant may not receive the full benefit of the GLWB.

If the return on the Covered Fund Value over time is sufficient to generate gains that can sustain constant GAWs, then the GLWB would not have provided any financial gain. Conversely, if the return on the Covered Fund Value over time is not sufficient to generate gains that can sustain constant GAWs, then the GLWB would be beneficial.

Each Retirement Plan participant should discuss his investment strategy and risk tolerance with his financial advisor before electing to participate in the Contract. You should consider the payment of the Guarantee Benefit Fee relative to the benefits and features of the GLWB, your risk tolerance, and proximity to retirement. If the Plan is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the GLWB Participant is married, the GLWB Participant’s Spouse may need to provide written consent before certain payments may begin or continue. See “Taxation of the Contract and GLWB - Spousal Consent Requirements for 401(a) and 403(b) Plans,” below.

Any payments we are required to make to a GLWB Participant under the GLWB that exceed the GLWB Participant Account Value will depend on our long-term ability to make such payments. We will make all such guaranteed payments under the GLWB from our General Account, which is not insulated from the claims of our third party creditors. Therefore, the GLWB Participant’s receipt of payments from us is subject to our claims paying ability.

The GLWB is calculated separately for your GLWB Participant Account Value allocated to different Covered Funds. As described in more detail below, the date that your GLWB begins to accrue and you start paying the Guarantee Benefit Fee will vary among the Covered Funds. In addition, you may be in different GLWB phases with respect to different Covered Funds at the same time. For instance, you may elect to start GAWs with respect to one Covered Fund before you make the election with respect to another Covered Fund. Similarly, you may be in the Settlement Phase with respect to a Covered Fund in which your Covered Fund Value has declined to zero while you still have positive Covered Fund Value in another Covered Fund.

Another consequence of calculating the GLWB separately for GLWB Participant Account Value allocated to different Covered Funds is that a Transfer between Covered Funds will result in a withdrawal from the old Covered Fund and a Contribution to the new Covered Fund. Like all withdrawals under the Contract, a withdrawal from a Covered Fund made in connection with a Transfer may be treated as an Excess Withdrawal. As explained in more detail below, an Excess Withdrawal will reduce the guaranteed payments you receive with respect to the Covered Fund. Large or repeated Excess Withdrawals during periods when the Covered Fund is experiencing negative market performance may even eliminate your guaranteed payment with respect to the Covered Fund altogether.

The Guarantee Benefit Fee

In exchange for the GLWB, we charge a separate annual fee (called a Guarantee Benefit Fee), which is calculated as a specified percentage of the Covered Fund Value (up to $5 million) at the time the Guarantee Benefit Fee is calculated. The fee is deducted from your GLWB Participant Account Value by redeeming Accumulation Units in the Variable Accounts. The guaranteed maximum or minimum Guarantee Benefit Fees we can charge are:

•	The maximum Guarantee Benefit Fee, as a percentage of a GLWB Participant’s Covered Fund Value, on an annual basis, is 1.50%;

•	The minimum Guarantee Benefit Fee, as a percentage of a GLWB Participant’s Covered Fund Value, on an annual basis, is 0.70%;

•	The current Guarantee Benefit Fee, as a percentage of a GLWB Participant’s Covered Fund Value, on an annual basis, is 0.90%.

You will pay the Guarantee Benefit Fee separately for each Covered Fund after the GLWB begins to accrue with respect to the Covered Fund. This date may vary depending on the Covered Fund to which you allocate your GLWB Participant Account Value. For the Great-West SecureFoundation® Balanced Fund (the “Balanced Fund”), we begin to charge the Guarantee Benefit Fee on your Election Date (when you allocate GLWB Participant Account Value to the Variable Account that invests in the fund). For the Great-West SecureFoundation® Lifetime funds (each a “Lifetime Fund”), we begin to charge the Guarantee Benefit Fee on the GLWB Trigger Date.

We may change the current Guarantee Benefit Fee at any time within the minimum and maximum range described above upon thirty (30) days prior written notice to the GLWB Participant and the Plan Sponsor. We determine the Guarantee Benefit Fee based on observations of a number of experience factors, including, but not limited to, interest rates, volatility, investment returns, expenses, mortality, and lapse rates. As an example, if mortality experience improves faster than we have anticipated, and the population in general is expected to live longer than initially projected, we might increase the Guarantee Benefit Fee to reflect our increased probability of paying longevity benefits. However, improvements in mortality experience is provided as an example only, we reserve the right to change the Guarantee Benefit Fee at our discretion, whether or not these experience factors change (although we will never increase the fee above the maximum or decrease the fee below the minimum). We do not need any particular event to occur before we may change the Guarantee Benefit Fee. Because the Covered Funds are offered by an affiliated company, we may benefit indirectly from the charges imposed by the Covered Funds.

How the GLWB Works

The GLWB has three phases: an “Accumulation Phase,” a “Withdrawal Phase,” and a “Settlement Phase.”

The Accumulation Phase: The Accumulation Phase starts when you make an initial Contribution to a Covered Fund and the GLWB begins to accrue. During the Accumulation Phase, the GLWB Participant may make additional Contributions, which establishes the Benefit Base (this is the sum of all Contributions minus any withdrawals and any adjustments made on the “Ratchet Date” as described later in this prospectus), and take withdrawals (although Excess Withdrawals will reduce the amount of the Benefit Base under the Contract). The GLWB Participant is responsible for managing withdrawals during the Accumulation Phase.

The Withdrawal Phase: After the GLWB Participant (or if there are joint Covered Persons, the younger joint Covered Person) has turned age 55, then the GLWB Participant may enter the Withdrawal Phase and begin to take GAWs (which are annual withdrawals that do not exceed a specified amount) without reducing the Benefit Base. GAWs before age 59 1⁄2 may result in certain tax penalties, and may not be permissible while you are still actively employed by the Contractowner.

Settlement Phase: If the Covered Fund Value falls to zero as a result of Covered Fund performance, the Guarantee Benefit Fee, certain other fees that are not directly associated with the GLWB or Contract (e.g., custodian fees or advisory fees), and/or GAWs, the Settlement Phase will begin. During the Settlement Phase, we make Installments at the GAW for the life of the GLWB Participant (and the surviving Covered Person, if any). However, the Settlement Phase may never occur, depending on how long the GLWB Participant (and surviving Covered Person, if any) lives and the performance of the Covered Fund(s) in which the GLWB Participant invests. You may not make additional Contributions after the Settlement Phase begins.

THE ACCUMULATION PHASE

The Accumulation Phase starts when your GLWB begins to accrue, which as discussed in the Guarantee Benefit Fee section of this Prospectus, will vary depending on the Covered Fund to which you allocate your GLWB Participant Account Value. During the Accumulation Phase you will establish your Benefit Base, which will later be used to determine the maximum amount of GAWs you may take. The Accumulation Phase ends when you elect to receive GAWs under the Contract.

Covered Fund Value

The Covered Fund Value is the value of assets allocated to a Variable Account invested in a Covered Fund. The Covered Fund Value increases or decreases in the same manner as other mutual fund value. For example, reinvested dividends, settlements, and positive Covered Fund performance (including capital gains) will increase the Covered Fund Value. Fees and expenses associated with the Covered Fund, including the asset-based Variable Asset Charge, and negative Covered Fund performance (including capital losses) will decrease Covered Fund Value.

The Covered Fund Value will also increase each time you make additional Contributions, and will decrease each time you withdraw Covered Fund Value, such as through payment of the Guarantee Benefit Fee or as a result of Distributions, Excess Withdrawals, or Installments.

The Covered Fund Value is not affected by any Ratchet or Reset of the Benefit Base (described below).

Benefit Base

The Benefit Base is separate from the Covered Fund Value. It is not a cash value. Rather, it is used to calculate GAWs during the Withdrawal Phase and the Settlement Phase. The GLWB Participant’s Benefit Base and Covered Fund Value may not be equal to one another.

Each Covered Fund has its own Benefit Base. The initial Benefit Base for the Balanced Fund is established on your Election Date. The initial Benefit Base for any Lifetime Fund is established on the GLWB Trigger Date. The initial Benefit Base will equal the Covered Fund Value on the date it is established.

If the Contract is added to an employer sponsored retirement plan with another Great-West guaranteed lifetime withdrawal benefit contract (the “Old GLWB Contract”), a GLWB Participant may be able to carry over the Benefit Base and GAW as measured under the Old GLWB Contract to the Contract. A GLWB Participant already in the Settlement Phase in the Old GLWB Contract will continue in the Settlement Phase in the Contract. You should contact your Plan Sponsor to determine whether this provision is applicable to you.

After the initial Benefit Base is established:

•	We increase the Covered Fund’s Benefit Base on a dollar-for-dollar basis each time the GLWB Participant makes a Contribution to the Covered Fund.

•	We decrease the Covered Fund’s Benefit Base on a proportionate basis each time the GLWB Participant makes an Excess Withdrawal from the Covered Fund. (Because Excess Withdrawals reduce your Benefit Base by the same proportion as the Excess Withdrawal to your Covered Fund Value, Excess Withdrawals may decrease your Benefit Base by more than the amount you withdraw. For more information on the proportionate impact of Excess Withdrawals, please see Excess Withdrawals During the Accumulation Phase, below, and Effect of Excess Withdrawals During the Withdrawal Phase, below.)

•	On each Ratchet Date (described below), we will increase the Covered Fund’s Benefit Base to equal the current Covered Fund Value if the Covered Fund Value is greater than the Benefit Base (which will then reflect positive Covered Fund performance.)

A few things to keep in mind regarding the Benefit Base:

•	The Benefit Base is used only for purposes of calculating the GLWB Participant’s Installment Payments during the Withdrawal Phase and the Settlement Phase. It has no other purpose. The Benefit Base does not provide and is not available as a cash value or settlement value.

•	It is important that you do not confuse the Benefit Base with the Covered Fund Value.

•	During the Accumulation Phase and the Withdrawal Phase, the Benefit Base will be re-calculated each time a Contribution is made on your behalf or you take an Excess Withdrawal, as well as on an annual basis as described below, which is known as the Ratchet Date.

•	The maximum Benefit Base is $5,000,000.

Subsequent Contributions to Your GLWB Participant Account

Additional Contributions may be made at any time during the Accumulation Phase. Subject to the requirements of federal tax law and the terms of the Retirement Plan, additional Contributions may be made by cash deposit, Transfers, or rollovers from certain other retirement accounts.

All additional Contributions made to a Covered Fund after the initial Benefit Base is established will increase the Benefit Base dollar-for-dollar on the date the Contribution is made. We do not consider the reinvestment of dividends or capital gains to be Contributions; however, they will increase the Covered Fund Value.

Great-West reserves the right to refuse additional Contributions at any time at our discretion. If Great-West refuses additional Contributions, you will retain all other rights under the GLWB.

Ratchet Date Adjustments to the Benefit Base

During the Accumulation Phase, the Benefit Base for each Covered Fund will be evaluated and, if necessary, adjusted on an annual basis. This is known as the Ratchet Date and it occurs on the anniversary of day that the initial Benefit Base is established. With respect to the Balanced Fund and any Lifetime Fund whose target date was no more than 10 years from your Election Date, the Ratchet Date will be the anniversary of your Election Date. With respect to all other Lifetime Funds, once the GLWB begins to accrue for a Lifetime Fund in which you are invested, the Ratchet Date associated with the Lifetime Fund will occur on the first day of the year. It is important to be aware that even though the Covered Fund Value may increase throughout the year due to dividends, capital gains, or settlements from the underlying Covered Fund, the Benefit Base will not similarly increase until the next Ratchet Date. Unlike Covered Fund Value, the GLWB Participant’s Benefit Base will never decrease solely due to negative Covered Fund performance.

On each Ratchet Date during the Accumulation Phase, the Benefit Base is automatically adjusted (“ratcheted”) to the greater of: (a) the current Benefit Base; or (b)  the current Covered Fund Value.

Excess Withdrawals During the Accumulation Phase

During the Accumulation Phase, any withdrawals you make from the Covered Funds will be categorized as Excess Withdrawals, including withdrawals to comply with Contribution limitations or minimum required distributions under the Code, and including Transfers from one Covered Fund to another Covered Fund.

The GLWB Participant should carefully consider the effect of an Excess Withdrawal on both the Benefit Base and the Covered Fund Value during the Accumulation Phase, as this may affect the GLWB Participant’s future benefits under the GLWB. In the event the GLWB Participant decides to take an Excess Withdrawal, as discussed below, the GLWB Participant’s Covered Fund Value will be reduced dollar-for-dollar in the amount of the Excess Withdrawal. The Benefit Base will be reduced at the time the Excess Withdrawal is made by the ratio of the Covered Fund Value immediately after the Excess Withdrawal to the Covered Fund Value immediately before the Excess Withdrawal. Consequently, the Benefit Base could be reduced by more than the amount of the withdrawal.

Numerical Example

Covered Fund Value before the Excess Withdrawal adjustment = $50,000

Benefit Base = $100,000

Excess Withdrawal amount: $10,000

Covered Fund Value after adjustment = $50,000 - $10,000 = $40,000

Covered Fund Value adjustment = $40,000/$50,000 = 0.80

Adjusted Benefit Base = $100,000 x 0.80 = $80,000

Transfers

Transfers of GLWB Participant Account Value between Variable Accounts that invest in Covered Funds or to other investment options available in the Plan are treated as withdrawals — which during the Accumulation Phase are all Excess Withdrawals — from the Covered Funds from which the Transfers are taken and Contributions to the Covered Funds to which the Transfers are made. With respect to any Excess Withdrawal, the amount deducted from the Benefit Base of the Covered Fund from which the Transfer is taken may be more than the addition to the Benefit Base of the Covered Fund to which the Transfer is made. In the example of the Excess Withdrawal of $10,000.00 provided above, the reduction of the Benefit Base is $20,000.00. If the $10,000.00 were Transferred to another Covered Fund, the Transfer would result only in a $10,000.00 addition to the Benefit Base of the Covered Fund receiving the Transfer. A GLWB Participant who Transfers GLWB Participant Account Value out of a Covered Fund is prohibited from making any Transfer into the same Covered Fund for period of at least ninety (90) calendar days.

Great-West reserves the right to limit the number of Transfers, or to set a minimum Transfer amount. Any such restrictions will be communicated to Plan Sponsors and GLWB Participants.

Loans

During the Accumulation Phase and the Withdrawal Phase, the GLWB Participant may elect to take a loan on his or her GLWB Participant Account, if allowed by the Plan and the Code. Any amount withdrawn from the Covered Fund Value to fund the loan will be treated as an Excess Withdrawal (see “Excess Withdrawals During the Accumulation Phase,” above, and “Effect of Excess Withdrawals During the Withdrawal Phase,” below). Loan repayments to the Covered Fund(s) will increase the Benefit Base dollar-for-dollar and are invested in the Covered Fund dollar-for-dollar.

Death During the Accumulation Phase

If a GLWB Participant dies during the Accumulation Phase, then the GLWB will terminate and the GLWB Participant Account Value will be paid to the beneficiary in a lump sum or in accordance with the terms of the Retirement Plan and the Code. A beneficiary that is the Spouse of the GLWB Participant may roll over the GLWB Participant Account Value to an individual retirement account or annuity (“IRA”) that offers a Great-West approved GLWB feature, if available. In this situation, the IRA will not restore the GLWB

Participant’s Benefit Base, but will establish a new Benefit Base calculated by reference to the GLWB Participant Account Value allocated to each Covered Fund.

If the GLWB Participant dies during the Accumulation Phase, the beneficiary cannot establish or maintain a Benefit Base and cannot start GAWs under the Contract. If the GLWB Participant dies, Great-West will continue to assess the Guarantee Benefit Fee until Great-West is notified of the GLWB Participant’s death.

THE WITHDRAWAL PHASE

The Withdrawal Phase begins when the GLWB Participant elects to receive GAWs under the Contract. The Withdrawal Phase continues until the Covered Fund Value reaches zero and the Settlement Phase begins.

The Withdrawal Phase cannot begin until all Covered Persons attain age 55 and are eligible to begin distributions under the Retirement Plan and the Code. In addition, the GLWB Participant must be fully vested in the Retirement Plan. If the GLWB Participant is still employed by the Plan Sponsor, the Code generally does not permit distributions to commence prior to age 59 1⁄2. The Retirement Plan and the Code may impose other limitations on distributions. Distributions prior to age 59 1⁄2 may be subject to a penalty tax. Installments will not begin until Great-West receives appropriate and satisfactory information verifying the age of the Covered Person(s) and that the GLWB Participant is fully vested in the Retirement Plan. In order to initiate the Withdrawal Phase, the GLWB Participant must submit a written Request to Great-West.

Any Distributions taken before all Covered Persons under the GLWB attain age 55 will be considered Excess Withdrawals and will be deducted from the Covered Fund Value and Benefit Base, as described above.

Installments

It is important that you understand how the GAW is calculated because it will affect the benefits the GLWB Participant receives under the GLWB. After you elect to receive GAWs and we verify the age of the Covered Person(s) and that the GLWB Participant is fully vested in the Retirement Plan, we will determine the amount of the GAW. Any additional Contributions made after the initial Benefit Base is established will increase the Benefit Base dollar-for-dollar on the date the Contribution is made.

During the Withdrawal Phase, the Benefit Base will receive an annual adjustment or “ratchet” just as it did during the Accumulation Phase. The GLWB Participant’s Ratchet Date will be the anniversary of Initial Installment Date for all the Covered Funds, which may be different from the Ratchet Date during the Accumulation Phase, which occurs either on the anniversary of the Election Date or the first day of the year.

Just like during the Accumulation Phase, the Benefit Base will be automatically adjusted on an annual basis, on the Ratchet Date, to the greater of: (a) the current Benefit Base; or (b) the current Covered Fund Value. In addition, we will review your GAW each year using your current Covered Fund Value and Attained Age GAW% and, if the result is a higher Installment amount, reset your GAW to the higher amount (see “Automatic Resets of the GAW% During the Withdrawal Phase” section below). You should always keep in mind that while Installments during the Withdrawal Phase do not reduce the Benefit Base, they will reduce your GLWB Participant Account Value on a dollar-for-dollar basis.

When you enter the Withdrawal Phase, we will provide guidance on the maximum GAW payment that will not result in an Excess Withdrawal. But you are responsible for determining the amount of your GAW payment. You may take less than the maximum GAW payment or suspend your GAW payments after they have commenced. You may receive the missed payments by submitting a Request with no less than 30 calendar days advance notice. Requests to receive missed payments may result in an Excess Withdrawal. All Requests regarding GAW payments must be submitted in writing.

Calculation of Installment Amount

The GAW% is initially based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons the percentage is based on the age of the younger Covered Person.

The GAW is based on a percentage of the Benefit Base pursuant to the following schedule:

Sole Covered Person	Joint Covered Person
4.0% for life at ages 55-64	3.5% for youngest joint life at ages 55-64
5.0% for life at ages 65-69	4.5% for youngest joint life at ages 65-69
6.0% for life at ages 70-79	5.5% for youngest joint life at ages 70-79
7.0% for life at ages 80+	6.5% for youngest joint life at ages 80+

The GAW will then be calculated by multiplying the Benefit Base by the GAW%. The maximum amount of the Installment equals the GAW divided by the number of payments that the GLWB Participant elects to receive each year. Each subsequent year, we will recalculate the GAW based on the Covered Fund Value as of the Ratchet Date and the GAW% for the GLWB Participant’s, or the younger joint Covered Person’s, Attained Age on the Ratchet Date.

Any election which affects the calculation of the GAW is irrevocable. Please consider all relevant factors when making an election to begin the Withdrawal Phase. For example, an election to begin receiving Installments based on a sole Covered Person cannot subsequently be changed to joint Covered Persons once the Withdrawal Phase has begun. Similarly, an election to receive Installments based on joint Covered Persons cannot subsequently be changed to a sole Covered Person, nor may the beneficiary designation of a joint election be changed.

Installment Frequency Options

The GLWB Participant may elect to receive installments on the following intervals:

(a)	Annual - the GAW will be paid on the Initial Installment Date and each anniversary thereafter.

(b)	Semi-Annual - half of the GAW will be paid on the Initial Installment Date and in Installments every 6 month anniversary thereafter.

(c)	Quarterly - one quarter of the GAW will be paid on the Initial Installment Date and in Installments every 3 month anniversary thereafter.

(d)	Monthly - one-twelfth of the GAW will be paid on the Initial Installment Date and in Installments every monthly anniversary thereafter.

During the Withdrawal Phase, the GLWB Participant may Request to change the frequency of Installments at any time before the Settlement Phase by providing Great-West with at least 30 calendar days advance notice The frequency of Installments cannot be changed during the Settlement Phase.

Lump Sum Distribution Option

At any time during the Withdrawal Phase, if you are receiving Installments more frequently than annually, you may elect to take a lump sum Distribution up to the remaining scheduled amount of the GAW for that year.

Numerical Example of Lump Sum Distribution

Assume the following:

GAW = $4,800 with a monthly distribution of $400

Three monthly Installments have been made (3 x $400 = $1,200)

Remaining GAW = GAW - paid Installments to date = $4,800 - $1,200 = $3,600

So, a Lump Sum Distribution of $3,600 may be taken.

Suspending and Re-Commencing Installments After a Lump Sum Distribution

After a Lump Sum Distribution, you are responsible for submitting a written Request to suspend the remaining Installments that are scheduled to be paid during the year until the next Ratchet Date. If you do not suspend the remaining Installments for the year, an Excess Withdrawal may occur. After suspending Installments, you must provide Great-West with at least 30 calendar days’ notice in order to recommence Installment payments. The Ratchet Date will not change if Installments are suspended.

Automatic Resets of the GAW% During the Withdrawal Phase

Each year we will recalculate the GAW based on the Covered Fund Value as of the Ratchet Date and the GAW% for the GLWB Participant’s, or the younger joint Covered Person’s, Attained Age on the Ratchet Date, and, if the result is higher than the current GAW, reset the GAW. Your new GAW will appear on the statement of your GLWB Participant Account Value, which you will receive at least annually. In addition, you may access this information at any time on Great-West’s website. Great-West will not increase Installments to reflect a Reset unless directed to do so by the GLWB Participant. But, as discussed further below, an Excess Withdrawal may result in an automatic reduction of your Installments.

If	(Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) is greater than (Current GAW%) x (Current Benefit Base)

Then	(Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) becomes new GAW and (Covered Fund Value) = (New Benefit Base)

Numerical Example When Reset is Beneficial:

Age at Initial Installment Date: 60

Attained Age: 70

Covered Fund Value = $120,000

Current Benefit Base = $125,000

Current GAW% before Ratchet Date: 4%

Attained Age GAW% after Ratchet Date: 6%

(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000

(Attained Age GAW%) x (Covered Fund Value) = 6% x $120,000 = $7,200

So	New GAW Amount is $7,200 New Benefit Base is $120,000 New GAW% is 6%

Numerical Example When Reset is NOT Beneficial:

Age at Initial Installment Date: 60

Attained Age: 70

Covered Fund Value = $75,000

Current Benefit Base = $125,000

Current GAW % before Ratchet: 4%

Attained Age GAW% after Ratchet Date: 6%

(Current GAW %) x (Current Benefit Base) = 4% x $125,000 = $5,000

(Attained age withdrawal %) x (Covered Fund Value) = 6% x $75,000 = $4,500

So	Because $4,500 is less than current GAW of $5,000, no Reset

Effect of Excess Withdrawals During the Withdrawal Phase

Excess Withdrawals will reduce your guaranteed payment by reducing the Benefit Base on which the payment is calculated. An Excess Withdrawal may occur either as a result of a total or partial surrender of your GLWB Participant Account Value or as a result of a withdrawal that occurs when you Transfer Covered Fund Value from one Covered Fund to another, or outside the Contract to another Plan investment option. Any withdrawal taken before the Withdrawal Phase of the Contract is an Excess Withdrawal. After the Withdrawal Phase begins, an Excess Withdrawal is any withdrawal that exceeds your GAW. Excess Withdrawals will have a particularly large impact on your guaranteed payments during any period when the Benefit Base is greater than your Covered Fund Value due to negative Covered Fund performance. Because the Excess Withdrawal reduces your Benefit Base by the same proportion as the Excess Withdrawal to your Covered Fund Value, the Excess Withdrawal will decrease your Benefit Base by more than the amount you withdraw. Taking Excess Withdrawals, therefore, can significantly reduce or even eliminate the guaranteed payments to which you are otherwise entitled under the GLWB.

After the Initial Installment Date, to the extent a Distribution or Transfer (when combined with Installments and all other Distributions and Transfers that occurred during the applicable 12 month period ending on a Ratchet Date) is greater than the GAW, then any such amounts greater than the GAW will be considered an Excess Withdrawal. The Benefit Base will be adjusted by the ratio of the new Covered Fund Value (after the Excess Withdrawal) to the previous Covered Fund Value (after the GAW).

If an Excess Withdrawal occurs, the GAW and current Benefit Base will be adjusted on the next Ratchet Date.

Numerical Example:

Covered Fund Value before GAW = $55,000

Benefit Base = $100,000

GAW %: 5%

GAW Amount = $100,000 x 5% = $5,000

Total annual withdrawal: $10,000

Excess Withdrawal = $10,000 - $5,000 = $5,000

Covered Fund Value after GAW = $55,000 - $5,000 = $50,000

Covered Fund Value after Excess Withdrawal = $50,000 - $5,000 = $45,000

Covered Fund Value Adjustment due to Excess Withdrawal = $45,000/$50,000 = 0.90

Adjusted Benefit Base = $100,000 x 0.90 = $90,000

Adjusted GAW Amount (assuming no Benefit Base increase on succeeding Ratchet Date) = $90,000 x 5% = $4,500

If you take an Excess Withdrawal, we will automatically reduce your Installments after your next Ratchet Date to a level that will not result in an Excess Withdrawal. We will not make any adjustments to remaining Installments prior to your next Ratchet Date. You are responsible for suspending your remaining Installments if you want to avoid any further Excess Withdrawals.

Withdrawals taken during the Withdrawal Phase to meet required minimum distribution (RMD) requirements will not be treated as Excess Withdrawals to the extent that the RMD is attributable to Covered Fund Value, which is the proportional amount of the total account value under the Plan that is invested in the Covered Funds, and the RMD election is based on life expectancy. Please see the examples below. In the event of a dispute about the proportion of the RMD amount that is attributable to Covered Fund Value, our determination will govern. You should consult a qualified tax advisor regarding withdrawals to satisfy your RMD amount and other tax implications of RMD withdrawals.

If a GLWB Participant Requests a Distribution or Transfer over the telephone, Great-West will advise the GLWB Participant that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Contractowner may Request that Great-West determine whether, as of the date of the Request, the Requested distribution or Transfer would be considered an Excess Withdrawal and/or advise the maximum amount that he or she could receive prior to the distribution or Transfer being considered an Excess Withdrawal. Alternatively, if a GLWB Participant makes a Request in writing, Great-West will advise the GLWB Participant that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the GLWB Participant may contact Great-West by telephone to determine whether, as of the date of the Request, the Requested Distribution or Transfer would be considered an Excess Withdrawal. The actual dollar effect of such Distribution or Transfer will be determined as of the date that Great-West receives the Request, subject to the terms set forth in the written Request.

RMD Numerical Example #1:

•	Total account value under the Plan = $100,000

•	Covered Fund Value = $50,000 (50% of total account value under the Plan)

•	Plan account value Held in Other Investments = $50,000 (50% of total account value under the Plan)

•	GAW = $2,500

•	Total RMD attributable to the Plan = $3,000

•	RMD attributable to the Covered Fund = $3,000 x 0.50 = $1,500

Under these circumstances, the GLWB Participant may take the full $2,500 GAW, but the remaining $500 needed for RMDs would be considered an Excess Withdrawal if taken from the Covered Fund. To avoid the Excess Withdrawal, the GLWB Participant would need to take the remaining $500 RMD from the GLWB Participant’s other Plan account assets.

RMD Numerical Example #2:

•	Total account value under the Plan = $100,000

•	Covered Fund Value = $50,000 (50% of total account value under the Plan)

•	Plan account value Held in Other Investments = $50,000 (50% of total account value under the Plan)

•	GAW = $2,500

•	Total RMD attributable to the Plan = $6,200

•	RMD attributable to the Covered Fund = $6,200 x 0.50 = $3,100

Under these circumstances, the GLWB Participant may take the full $2,500 GAW and may take an additional $600 for RMDs out of the Covered Fund - this additional $600 needed for RMDs would not be considered an Excess Withdrawal. In order to satisfy the remaining $3,100 in RMDs without taking an Excess Withdrawal, the GLWB Participant would need to withdraw the remaining $3,100 from the GLWB Participant’s other Plan account assets.

You should consult a qualified tax advisor regarding Withdrawals to satisfy your RMD amount and other tax implications of RMD Withdrawals during the Accumulation Phase of the Contract.

Death During the Withdrawal Phase

If the GLWB Participant Dies After the Initial Installment Date as a Sole Covered Person.

If the GLWB Participant dies after the Initial Installment Date without a joint Covered Person, the GLWB will terminate and no further Installments will be paid. The remaining GLWB Participant Account Value shall be distributed in accordance with the Code and the terms of the Retirement Plan. A beneficiary is not entitled to start or continue to receive GAWs under the Contract.

If the GLWB Participant Dies After the Initial Installment Date while Joint Covered Person is Living.

Upon the GLWB Participant’s death after the Initial Installment Date, and while the joint Covered Person is still living, the joint Covered Person/beneficiary will continue to receive Installments based on the GLWB Participant’s original election until his or her death, if permitted by the Retirement Plan and the Code. Subject to RMD rules under the Code, Installments may continue to be paid to the surviving Covered Person based on the GAW% for joint Covered Persons as described above. After the joint Covered Person’s death, the GLWB will terminate, no further Installments will be paid, and any remaining GLWB Participant Account Value will be distributed in accordance with the Code, the terms of the Retirement Plan and the Contract.

Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund Value on the date of death as a lump sum Distribution or to roll over the Covered Fund Value to an IRA that offers a Great-West approved GLWB feature, if available. In this situation, the IRA will restore the deceased Covered Person’s Benefit Base.

Any election made by the beneficiary is irrevocable.

THE SETTLEMENT PHASE

The Settlement Phase begins when the Covered Fund Value has reduced to zero as a result of negative Covered Fund performance, the Guarantee Benefit Fee, certain other fees that are not directly associated with the Contract (e.g., custodian fees or advisory fees), and/or GAWs, provided the Benefit Base is still positive. It is also important to understand that the Settlement Phase is the first time that Great-West uses its own assets to pay Installments to the GLWB Participant. During the Withdrawal Phase, the GAWs are made from the GLWB Participant’s Account.

Installments continue for the GLWB Participant’s life under the terms of the GLWB, but the GLWB Participant will have no other rights or benefits under the Contract with respect to the GLWB associated with that particular Covered Fund. The GLWB Participant may not make any additional Contributions once the Settlement Phase begins. Distributions and Transfers are not permitted during the Settlement Phase. Installments will continue in the same frequency as previously elected, and cannot be changed during the Settlement Phase.

The GLWB Participant will receive the maximum Installments during the Settlement Phase. Consequently, Installments may increase if the GLWB Participant had previously been receiving less than the maximum Installments. During the Settlement Phase, the Guarantee Benefit Fee will not be deducted from the Installments.

When the last Covered Person dies during the Settlement Phase, the GLWB will terminate and no Installments will be paid to the beneficiary.

DIVORCE PROVISIONS UNDER THE GLWB

In the event of a divorce whose decree affects the GLWB, we will require written notice of the divorce in a manner acceptable to us and a copy of the applicable QDRO. A QDRO is a domestic relations order that creates or recognizes the existence of an Alternate Payee’s right to receive all or a portion of the benefits payable with respect to a GLWB Participant. A QDRO may also assign an Alternate Payee the right to receive these benefits.

Depending on which phase the GLWB is in when we receive the QDRO, the benefits of the GLWB will be altered to comply with the QDRO. The Alternate Payee under the QDRO may make certain elections during the Accumulation or Withdrawal Phases. Any elections made by the Alternate Payee are irrevocable. To the extent that an Alternate Payee becomes a GLWB Participant, he or she will be subject to all terms and conditions of the Contract, the Retirement Plan, and the Code.

During the Accumulation Phase

Great-West will make payments to the Alternate Payee and/or establish a GLWB Participant Account on behalf of the Alternate Payee named in a QDRO approved during the Accumulation Phase. The Alternate Payee is responsible for submitting a Request to begin Distributions in accordance with the Code.

With respect to a Spouse Alternate Payee, Great-West will establish a GLWB Participant Account on behalf of the Alternate Payee where the GLWB Participant’s Benefit Base and Covered Fund Value are divided pursuant to the QDRO. Alternatively, a Spouse Alternate Payee may elect to either (1) establish a new Benefit Base where the Benefit Base equals the Covered Fund Value on the date the Alternate Payee’s GLWB Participant Account is established, or (2) elect to receive a lump sum payment of the applicable portion of the Covered Fund Value in accordance with the QDRO. If the Spouse Alternate Payee elects to begin GAWs in accordance with this Contract, the Spouse Alternate Payee will become the single Covered Person and will be subject to the Plan and Code. The Alternate Payee’s Election Date will be the date the GLWB Participant Account is established. The Spouse Alternate Payee cannot select a joint Covered Person.

If the Alternate Payee is the GLWB Participant’s Spouse during the Accumulation Phase, he or she may elect to become a GLWB Participant by establishing a new Benefit Base that is based on the current Covered Fund Value on the date his or her GLWB Participant Account is established.

A non-Spouse Alternate Payee cannot elect to maintain the current Benefit Base, and cannot elect to become a GLWB Participant. Great-West will make a lump sum payment or transfer outside of the Contract of the applicable portion of the Covered Fund Value in accordance with the QDRO.

Any election made by an Alternate Payee described in this section is irrevocable.

During the Withdrawal Phase

Great-West will make payment to the Alternate Payee or establish a GLWB Participant Account on behalf of the Alternate Payee named in a QDRO approved during the Withdrawal Phase. The Alternate Payee is responsible for submitting a Request to begin Distributions in accordance with the Code.

If there is a Sole Covered Person

Pursuant to the instructions in the QDRO, the Benefit Base, GAW, and the respective Covered Fund Values as of the effective date of the QDRO will be divided in the proportion specified in the QDRO. The GLWB Participant may continue to receive the proportional GAWs after the accounts are split.

With respect to a Spouse Alternate Payee, Great-West will establish a GLWB Participant Account on behalf of the Alternate Payee where the GLWB Participant’s Benefit Base and Covered Fund Value are divided pursuant to the QDRO and where the Alternate Payee is in the Accumulation Phase. If the Alternate Payee is the GLWB Participant’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to establish a new Benefit Base in the Accumulation Phase where the Benefit Base equals the Covered Fund Value on the date the Alternate Payee’s GLWB Participant Account is established. If the Spouse Alternate Payee elects to begin GAWs in accordance with the Contract, the Spouse Alternate Payee will become the sole Covered Person, subject to the requirements of the Plan, the Contract, and the Code. The Spouse Alternate Payee cannot select a joint Covered Person.

If there are two Covered Persons

Pursuant to the instructions in the QDRO, the Benefit Base, GAW, and the respective Covered Fund Values as of the effective date of the QDRO will be divided in the proportion specified in the QDRO. The GLWB Participant may continue to receive the proportional GAWs after the accounts are split, based on the amounts calculated pursuant to the joint Covered Person GAW%, but the GLWB Participant cannot select a new joint Covered Person. If there is no QDRO, a former Spouse will no longer qualify as a Covered Person.

With respect to the Spouse Alternate Payee, Great-West will establish a GLWB Participant Account on behalf of the Alternate Payee where the GLWB Participant’s Benefit Base and Covered Fund Value are divided pursuant to the QDRO and where the Alternate Payee is in the Accumulation Phase. The Spouse Alternate Payee may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or to establish a new Benefit Base in the Accumulation Phase where the Benefit Base equals the Covered Fund Value on the date the Alternate Payee’s GLWB Participant Account is established. If the Spouse Alternate Payee elects to begin GAW’s in accordance with the Contract, the Spouse Alternate Payee will receive only the applicable joint Covered Person GAW% set forth in the Contract for the life of the Alternate Payee. The Spouse Alternate Payee cannot select a new joint Covered Person.

A non-Spouse Alternate Payee cannot elect to maintain the current Benefit Base or to become a GLWB Participant. With respect to a non-Spouse Alternate Payee, Great-West will make a lump sum payment or transfer outside of the Contract of the applicable portion of the Covered Fund Value in accordance with the QDRO.

Any election made by an Alternate Payee described in this section is irrevocable.

During the Settlement Phase

If a Request in connection with a QDRO is approved during the Settlement Phase, Great-West will divide the Installment pursuant to the terms of the QDRO, but Installments will not continue beyond the date on which they would have otherwise terminated had the divorce not occurred.

EFFECT OF ANNUITIZATION

If the Code and the Retirement Plan permit and the GLWB Participant elects to annuitize their Covered Fund Value into a fixed annuity prior to the Settlement Phase, the GLWB will terminate and the Guarantee Benefit Fee will not be refunded. If, based upon information provided by the Contractowner, the GLWB Participant is entitled to a Distribution under the applicable terms and provisions of the Retirement Plan and the Code, all of the GLWB Participant Account Value may be applied to an annuity payment option selected by the GLWB Participant. Thereafter, the GLWB shall terminate.

REQUESTING TRANSFERS

There is no charge for Transfers. Prior to your Annuity Commencement Date, you can Transfer all or a portion of your GLWB Participant Account Value among the Variable Accounts or to other investment options within the Plan by Request, subject to the limitations of your Contract. Please see your Contract for more information.

When Requesting a Transfer, you should consider its impact on your GLWB. A Transfer will result in a withdrawal from the old Covered Fund, which may be treated as an Excess Withdrawal. Excess Withdrawals will reduce the guaranteed payments you receive under the GLWB, particularly when the Excess Withdrawal occurs during periods when the Covered Fund is subject to negative market performance. All withdrawals are treated as Excess Withdrawals during the Accumulation Phase of the GLWB. During the Withdrawal Phase, the sum of your withdrawals in excess of your GAW is an Excess Withdrawal.

Your Transfer Request must specify:

•	the amounts being Transferred;

•	the Variable Accounts from which the Transfer is to be made; and

•	the Variable Accounts or other investment option that will receive the Transfer.

A Transfer will take effect on the later of the date designated in the Request or the Valuation Date when we receive the Transfer Request at our Administrative Offices. Currently, there is no limit on the number of Transfers you can make among the Variable

Accounts or other investment options each calendar year. However, Great-West reserves the right to limit, upon notice, the number of Transfers you can make.

You may make Transfers by telephone or through the Internet. Great-West will use reasonable procedures in monitoring and accepting telephonic and Internet Transfer Requests designed to ensure that those Requests are genuine, such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. Great-West will not be liable for losses resulting from telephone or Internet Requests reasonably believed to be genuine.

We reserve the right to suspend telephone or Internet transaction privileges at any time, for some or all Contracts, at our discretion, to require that each Transfer Request be made by a separate communication to us or that that each Transfer Request be submitted in writing and signed by you. Transfer Requests by fax will not be accepted. We also reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges at any time or to impose other restrictions, including, without limitation, that a minimum amount be Transferred or that the full Covered Fund Value be Transferred if less than a minimum amount would remain in the Variable Account. Transfers among the Variable Accounts may also be subject to terms and conditions imposed by the Covered Funds. Moving large amounts of money may also cause a substantial increase in Covered Fund transaction costs which you must bear.

MARKET TIMING AND EXCESSIVE TRADING

The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of GLWB Participants in the underlying Covered Funds. Market timing generally involves frequent or unusually large Transfers that are intended to take advantage of short-term fluctuations in the value of a Covered Fund’s portfolio securities and the reflection of that change in the Covered Fund’s share price. In addition, frequent or unusually large Transfers may harm performance by increasing Covered Fund expenses. For example, excessive trading may force the Covered Funds more frequently to trade shares of the underlying funds in which they invest, which would increase the Covered Fund’s acquired fund fees and expenses.

We maintain procedures designed to prevent or minimize market timing and excessive trading (collectively, “prohibited trading”) by GLWB Participants. As part of those procedures, the Covered Funds have instructed us to perform standardized trade monitoring and request reports of the GLWB Participant’s trading activity if prohibited trading is suspected. If a GLWB Participant’s trading activity is determined to constitute prohibited trading, as defined by the applicable Covered Fund, Great-West will notify the GLWB Participant that a trading restriction will be implemented if the GLWB Participant does not cease the prohibited trading.

If a Covered Fund determines, or we determine based on the applicable Covered Fund’s definition of prohibited trading, that the GLWB Participant continues to engage in prohibited trading, we will restrict the GLWB Participant from making Transfers into the identified Covered Fund(s) for the period of time specified by the Covered Fund(s). Restricted GLWB Participants will be permitted to make Transfers out of the identified Covered Fund(s) to other available Covered Fund(s). When the Covered Fund’s restriction period has been met, the GLWB Participant will automatically be allowed to resume Transfers into the identified Covered Fund(s).

Additionally, if prohibited trading persists, the Covered Fund may, pursuant to its prospectus and policies and procedures, reject all trades initiated by the Plan, including those trades of individuals who are not engaging in prohibited trading. Inherently subjective judgments will be involved if a Covered Fund decides to reject all trades initiated by a Plan. The discretionary nature of our procedures creates a risk that we may treat some Plans or some GLWB Participants differently than others.

We endeavor to ensure that our procedures are uniformly and consistently applied to all GLWB Participants, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with GLWB Participants whereby we permit prohibited trading. A Plan sponsor may elect to implement Plan level restrictions to prevent or minimize prohibited trading by GLWB Participants.

The Covered Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Covered Funds should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of a Covered Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Covered Funds and the policies and procedures we have adopted to discourage prohibited trading. For example, a Covered Fund may impose a redemption fee. GLWB Participants should also be aware that we are legally obligated to provide (at the Covered Funds’ request) information about each amount you cause to be deposited into an Covered Fund (including by way of premium payments and Transfers under your Contract) or removed from the Covered Fund (including by way of withdrawals and Transfers under your Contract). If a Covered Fund identifies you as having violated the Covered Fund’s frequent trading policies and procedures, we are obligated, if the Covered Fund requests, to restrict or prohibit any further deposits or exchanges by you in respect to that Covered Fund. Under rules adopted by the SEC we are required to: (1) enter into a written agreement with each Covered Fund or its principal underwriter that will obligate us to provide to the Covered Fund promptly upon request certain information about the trading activity of individual GLWB Participants, and (2) execute instructions from the Covered Fund to restrict or prohibit further purchases or Transfers by specific GLWB Participants who violate the frequent trading policies established by the Covered Fund. Accordingly, if you do not comply with any Covered Fund’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Covered Fund or directing any Transfers or other exchanges involving that Covered Fund. You should review and comply with each Covered Fund’s frequent trading policies and procedures, which are disclosed in the Covered Funds’ current prospectuses.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on GLWB Participants engaging in prohibited trading. In addition, our orders to purchase shares of the Covered Funds are generally subject to acceptance by the Covered Fund, and in some cases a Covered Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any GLWB Participant’s Transfer Request if our order to purchase shares of the Covered Fund is not accepted by, or is reversed by, an applicable Covered Fund.

Please note that other insurance companies and retirement plans may also invest in the Covered Funds and that those companies or plans may or may not have their own policies and procedures on frequent Transfers. The purchase and redemption orders received by the Covered Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Covered Funds’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Covered Funds may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Covered Funds will not be harmed by Transfer activity relating to the retirement plans and/or other insurance companies that invest in the Covered Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent Transfer activity, it may affect the value of your investments in the Covered Funds.

CHARGES AND DEDUCTIONS

Variable Asset Charge

A Variable Asset Charge at an annualized rate of no more than 1.00% of average GLWB Participant Account Value may apply to the Contract. The Variable Asset Charge compensates Great-West for the expense risk it assumes in administering and servicing the Contract and the Separate Account. The Variable Asset Charge is collected through the calculation of the Net Investment Factor described in the section titled, GLWB Participant Account Value, above.

The Variable Asset Charge may be lower than the maximum rate for a Contract that has a lower risk of adverse expense experience. We will determine whether such a lower charge is available based on the following factors:

•	Size of the prospective group;

•	Projected annual contributions for all GLWB Participants in the group;

•	Frequency of projected Distributions;

•	Type and frequency of administrative and sales services provided; and

•	Level of any applicable administrative charge.

Upon agreement with the Contractowner, we may increase the Variable Asset Charge up to the maximum rate stated in this Prospectus at any time. Any increase in the rate of the Variable Asset Charge up to the maximum rate may apply either to all Contributions made under the Contract or only to Contributions made after the increase, as we designate.

If the Variable Asset Charge is not sufficient to cover actual costs and risks assumed, the loss will fall on us. If the charge is greater than our actual costs and risks assumed, it will result in a profit to us.

Guarantee Benefit Fee

The Contract assesses a Guarantee Benefit Fee at an annualized rate of no more than 1.50% of Covered Fund Value. The Guarantee Benefit Fee compensates Great-West for the guarantees provided by the GLWB. It is calculated as a specified percentage of the

Covered Fund Value (up to $5 million) and is deducted monthly from your GLWB Participant Account Value by redeeming Accumulation Units in the Variable Accounts. The fee may vary from 0.70% to no more than 1.50% of Covered Fund Value depending on our assessment of a number of factors, including interest rates, volatility, investment returns, mortality and lapse rates. Currently, the fee is 0.90% of Covered Fund Value.

The Guarantee Benefit Fee may be lower than the maximum rate if the risks and expenses associated with the GLWB are lower. We will determine whether a lower Guarantee Benefit Fee is available based on the same factors that we use with respect to the Variable Asset Charge.

We may increase the Guarantee Benefit Fee up to the maximum rate stated in this Prospectus at any time. Any increase in the rate of the Guarantee Benefit Fee up to the maximum rate may apply either to all Contributions made under the Contract or only to Contributions made after the increase, as we designate.

Contract Maintenance Charge

We may deduct a Contract maintenance charge from your GLWB Participant Account Value of not more than $100.00 each calendar year. The Contract maintenance charge reimburses us for administrative expenses associated with establishing and maintaining your Contract. If applicable, we will deduct the Contract maintenance charge annually, on the anniversary of your Contract Date. The deduction will be pro-rated among the Covered Funds in which you invest.

Premium Tax Deductions

Some states or other governmental entities charge Premium Taxes or similar taxes. Great-West is responsible for the payment of any such taxes and reserves the right to deduct the Premium Tax from GLWB Participant Account Values when the tax is due. We will give notice to all GLWB Participants prior to the imposition of any such deductions from the GLWB Participant Account Values. The applicable Premium Tax rates that states and other governmental entities impose currently range from 0% to 3.5% and are subject to change by the respective state legislatures, by administrative interpretations, or by judicial act. Such Premium Taxes will depend, among other things, on the state of residence of a GLWB Participant, the insurance tax laws, and the status of Great-West in these states when the Premium Taxes are incurred.

Other Taxes

Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently deducted for taxes other than the Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.

Expenses of the Covered Funds

The net asset value of the Covered Funds reflects the deduction of the Covered Funds’ fees and deductions, which are described in the prospectus for the respective Covered Fund. You bear these costs indirectly when you allocate to a Variable Account. In addition, one or more of the Covered Funds may impose special transaction fees, such as redemption fees, based on GLWB Participant activity. If a Covered Fund imposes such a fee, that fee will be deducted from the GLWB Participant Account Value.

Amounts Remitted to the Plan

Great-West, as recordkeeper, may remit to the Plan for the benefit of Plan participants a portion of the compensation it receives under the Contract for providing administrative services based on the amount of assets in the Covered Funds.

ANNUITY PAYMENT OPTIONS

You may elect an Annuity Commencement Date and the form of annuity payments at any time prior to the Settlement Phase. If the Payee is entitled to a distribution under the applicable terms and provisions of the Plan and the Code sections governing the Plan as determined by the Contractowner, all or a portion of a GLWB Participant Account may be applied to an annuity payment option selected by the Payee.

You can choose from the annuity payment options described below, and to the extent available under the Plan, any other annuity payment options which Great-West may choose to make available in the future. Annuity payment options are available only on a fixed basis. The amount to be applied to an annuity payment option is: (i) the GLWB Participant Account Value; less (ii) Premium Tax, if any, as of the Annuity Commencement Date; less (iii) any fees described in your Contract. We will determine your annuity payment by applying the appropriate annuity rate to your GLWB Participant Account Value.

Option 1 - Life Only Annuity

Under a Life Only Annuity, the Payee will receive payments beginning on the Annuity Commencement Date and ending with the last payment owed before the annuitant’s death. It would be possible under this option for the Payee to receive only one annuity payment if the Payee died before the second annuity payment.

Option 2 - Joint & Survivor Annuity

Under a Joint & Survivor Annuity, the Payee will receive a life only annuity with payments beginning on the Annuity Commencement Date. If the Payee dies on or after the Annuity Commencement Date and is survived by the joint Payee, in accordance with the Payee’s election and the terms of the Code and the Plan, a percentage of the Payee’s annuity payment will become payable to the joint Payee in form of a Life Only Annuity. If the Payee dies after the Annuity Commencement Date and is not survived by the join Payee, annuity payments will end with the last payment owed before the Payee’s death. The selection of the joint Payee is irrevocable. It would be possible under this option for the Payee and the joint Payee to receive only one annuity payment if both persons died prior to the date the second annuity payment.

Other annuity payment options permitted under the Plan and acceptable to Great-West may be offered. Please contact your Plan Sponsor or the Contractowner, as the case may be, or your GWFS representative to determine the annuity payment options available under your Contract.

TAXATION OF THE CONTRACT AND THE GLWB

The following is a general discussion based on our interpretation of current United States federal income tax laws. This discussion does not address all possible circumstances that may be relevant to the tax treatment of a particular GLWB Participant. In general, this discussion does not address the tax treatment of transactions involving investment assets held in your GLWB Participant Account except insofar as they may be affected by the holding of a GLWB. Further, it does not address the consequences, if any, of holding a GLWB under applicable federal estate tax laws or state and local income and inheritance tax laws. You should also be aware that the tax laws may change, possibly with retroactive effect. Prospective Contractowners and GLWB Participants should consult their own tax advisors regarding the potential tax implications of purchasing a Contract or GLWB in light of their particular circumstances.

In General

The proper characterization of the Contract and consequences for federal income tax purposes have not been directly addressed in any cases, administrative rulings or other published authorities. We can give no assurances that the Internal Revenue Service (“IRS”) will agree with our interpretations regarding the proper tax treatment of a Contract or GLWB or the effect (if any) of the purchase of a Contract or GLWB on the tax treatment of any transactions in your GLWB Participant Account, or that a court will agree with our interpretations if the IRS challenges them. You should consult a tax advisor before purchasing a Contract or GLWB.

The following discussion generally applies to Contracts and GLWBs treated as annuity contracts maintained as part of a Retirement Plan (a “Qualified Contract”).

Qualified Contracts

Section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1⁄2, severance from employment, death or disability. Salary reduction contributions (but not earnings) may also be distributed upon hardship, but would generally be subject to penalties.

We generally are required to confirm, with the Plan Sponsor or otherwise, that surrenders or Transfers Requested by GLWB Participants comply with applicable tax requirements and to decline Requests that are not in compliance. We will defer such payments Requested by GLWB Participants until all information required under the tax law has been received. By Requesting a surrender or Transfer, a GLWB Participant consents to the sharing of confidential information about the GLWB Participant, the Contract, and transactions under the Contract, the GLWB and any other 403(b) contracts or accounts the GLWB Participant has under the Plan among us, the employer or Plan Sponsor, any Plan administrator or recordkeeper, and other product providers.

Numerous changes have been made to the income tax rules governing Section 403(b) contracts as a result of legislation enacted during the past several years, including rules with respect to: maximum contributions, required distributions, penalty taxes on early or insufficient distributions, and income tax withholding on distributions.

Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for themselves and their employees. Adverse tax consequences to the Retirement Plan, the GLWB Participant, or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the Plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Tax on Distributions. In the case of distributions from a Qualified Contract, including payments to a GLWB Participant from a GLWB, a ratable portion of the amount received is taxable, generally based on the ratio of the GLWB Participant’s cost basis (if any) to the GLWB Participant’s total accrued benefit under the Plan. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from a Qualified Contract. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible retirement plan, no tax penalty will be imposed. The tax penalty also will not apply to: (a) distributions made on or after the date on which the GLWB Participant reaches age 59 1⁄2; (b) distributions following the GLWB Participant’s death or disability (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for the GLWB Participant’s life (or life expectancy) or the joint lives (or joint life expectancies) of the GLWB Participant and a designated beneficiary; and (d) certain other distributions specified in the Code.

Generally, distributions from a Qualified Contract must commence no later than April 1 of the calendar year following the year in which the individual attains age 70 1⁄2 or, if later, retires from employment with the Plan Sponsor. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Distribution requirements also apply to Section 403(b) contracts upon the death of the individual. If the RMDs are not made, a 50% penalty tax is imposed as to the amount not distributed.

Distributions from Qualified Contracts generally are subject to withholding for the individual’s federal income tax liability, subject to the individual’s election not to have tax withheld. The withholding rate varies according to the type of distribution and the individual’s tax status. “Eligible rollover distributions” from Qualified Contracts and certain other retirement plans are subject to a mandatory federal Income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee’ Spouse or former Spouse as beneficiary or alternate payee) from such a Plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s Spouse or former Spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax qualified plan, IRA, Roth IRA or Section 403(b) contract; or (ii) non-Spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

The Contract provides that upon your death, a surviving Spouse may have certain rights that he or she may elect to exercise for the Contract’s death benefit and any joint life coverage under the GLWB. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of spouse under applicable state law. These rights are not available to a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law. You should consult a tax adviser for more information on this subject.

GLWB Provisions. The following should be considered in connection with investing in the Contract and the GLWB:

•	We are not responsible for determining whether a GLWB complies with the terms and conditions of, or applicable law governing, the Plan. The Plan Sponsor is responsible for making that determination. Similarly, we are not responsible for administering any applicable tax or other legal requirements applicable to the Plan. The Plan Sponsor, the GLWB Participant or a service provider for the Plan is responsible for determining that distributions, beneficiary designations, investment restrictions, charges and other transactions under a GLWB are consistent with the terms and conditions of the Plan and applicable law.

•	If the GLWB Participant’s Spouse is a joint Covered Person, that Spouse must be the GLWB Participant’s sole designated beneficiary under the Plan.

•	The GLWB Participant’s Account is subject to RMD rules. During the Withdrawal Phase, withdrawals taken to satisfy RMD requirements will not be treated as Excess Withdrawals to the extent that the RMD is attributable to Covered Fund Value, which is the proportional amount of your total account value under the Plan that is invested in the Covered Funds, and the RMD election is based on life expectancy. In the event of a dispute about the proportion of the RMD amount that is attributable to Covered Fund Value, our determination will govern. In some circumstances, compliance with the minimum distribution rules may affect the amount and timing of Installments pursuant to the GLWB.

•	The Plan can be terminated, or the availability of the GLWB under the Plan otherwise discontinued by persons other than the GLWB Participant.

Spousal Consent Requirements for Certain Distributions from 401(a) and 403(b) Plans. If your Retirement Plan is a 401(a) or ERISA-covered 403(b) Plan, written spousal consent may be required before you can receive distributions in a form other than a “Qualified Joint and Survivor Annuity.” In addition, your Spouse may have rights to a “Qualified Preretirement Survivor Annuity” upon your death. These rules and their exceptions are complex and there is no definitive guidance on their application to GLWBs. If these rules are determined to apply to the GLWBs, written spousal consent may be required before you can begin receiving or continue to receive GAW payments. The application of these rules can also lead to unexpected consequences if spousal consent is not received. Potential Contractowners should consult a tax or legal advisor before purchasing a Contract if the Retirement Plan is subject to these rules.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Seek Tax Advice. The above description of federal income tax consequences of Qualified Contracts is only a brief summary meant to alert you to the issues and is not intended as tax advice. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. Any person considering the purchase of a Contract should first consult a qualified tax advisor.

CONTRACT TERMINATION

Either Great-West or the Plan Sponsor may terminate the Contract upon written request to the other party. The terminating party must provide the other party with advance written notice, in accordance with the terms of the Contract, that the Contract will terminate on a specific date in the future (“Contract Termination Date”).

If Great-West terminates the Contract: after the Contract Termination Date: (a) no further Contributions will be made to the Contract; and (b) no new GLWB Participant Accounts will be established. After the Contract Termination Date, Great-West will continue to administer all GLWB Participant Accounts in accordance with the provisions of the Contract.

If the Plan Sponsor terminates the Contract: all benefits, rights and privileges provided by the Contract shall terminate, including the GLWB, except those benefits and rights conferred on GLWB Participants in the Settlement Phase at the time the Contract is terminated. GLWB Participants who are not eligible to receive Distributions under the Plan or who are eligible to receive Distributions, but do not take a Distribution and rollover the Covered Fund Value to an IRA or Individual Retirement Annuity that offers a Great-West approved GLWB feature before the Contract Termination Date, shall have their Benefit Base and Covered Fund Value reduced to zero.

On direction by the Plan Sponsor to pay the GLWB Participant Account Value, Great-West will remit the GLWB Participant Account Value within 7 calendar days of the Contract Termination Date. If the Plan Sponsor terminates its Plan (“Plan Termination”) with assets invested in the Contract, the Plan Sponsor will provide Great-West written notice of Plan Termination, and confirm that all final Contributions have been remitted to Great-West. In addition, the Plan Sponsor must provide any information or instructions Great-West may reasonably require.

The Plan Sponsor acknowledges that the amount distributed from the Contract upon Plan Termination will be equal to the balance of each GLWB Participant Account as reflected in Great-West’s records on the date of distribution, less any outstanding charges or fees, income tax withholding, Premium Taxes, or other fees applicable under the terms of the Contract. The Contract will terminate once all Plan assets have been distributed.

A GLWB Participant who is eligible to receive Distributions under the Retirement Plan may elect a direct rollover of the Covered Fund Value to an IRA or Individual Retirement Annuity that offers a Great-West approved GLWB feature, if available. In this situation, the Benefit Base and GAW, if applicable, will be retained as of the date of Distribution from the Covered Fund(s) and will apply to the new GLWB feature.

If the GLWB Participant does not elect or is not eligible to receive a Distribution, the GLWB Participant Account Value will be liquidated and invested pursuant to the terms of the Retirement Plan. The liquidation will cause the Benefit Base and the Covered Fund Value to be reduced to zero and all benefits provided by the Contract and the GLWB to terminate.

VOTING RIGHTS

To the extent required by applicable law, Great-West will vote all Covered Fund shares held in the Separate Account at regular and special shareholder meetings of the respective Covered Funds in accordance with instructions received from persons having voting interests in the corresponding Variable Account. If the 1940 Act or any regulation is amended, or if the present interpretation thereof changes, or if Great-West determines that we are allowed to vote all Covered Fund shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, the GLWB Participant under a 403(b) Plan or the Contractowner under all other Plans has the voting interest.

The number of votes that are available will be calculated separately for each Variable Account. That number will be determined by applying the GLWB Participant’s percentage interest, if any, in a particular Variable Account to the total number of votes attributable to that Variable Account. The GLWB Participant or Contractowner, as applicable, hold a voting interest in each Variable Account to which GLWB Participant Account Value is allocated. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Covered Funds.

Shares for which we do not receive timely instructions and shares we hold as to which GLWB Participants and Contractowners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in the Variable Account. Therefore, because of proportional voting, a small number of GLWB Participants or Contractowners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

PAYMENT OF WITHDRAWAL PROCEEDS

We usually pay the amounts of any surrender, cash withdrawal or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death (in Good Order) at our Mailing Address. However, we can postpone such payments if any of the following occurs:

•	The NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;

•	The SEC permits, by an order, the postponement for the protection of Contractowners;

•	The SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable; and

•	When mandated under applicable law.

DISTRIBUTION OF THE CONTRACTS

GWFS is the principal underwriter and the distributor of the Contracts, and is a wholly-owned indirect subsidiary of Great-West. GWFS is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, telephone (800) 701-8255.

The maximum commission as a percentage of the Contributions made under a Contract payable to GWFS agents, independent registered insurance brokers and other registered broker-dealers is 8.0%. The Company also may pay a marketing allowance or allow other promotional incentives or payments to eligible broker/dealers in the form of cash or other compensation, as mutually agreed upon by the Company and eligible broker/dealers, to the extent permitted by FINRA rules and other applicable laws and regulations.

Compensation paid to GWFS agents, independent registered insurance brokers and other broker-dealers is not paid directly by Contractowners or the Separate Account. Great-West and its affiliates intend to fund this compensation through fees and charges imposed under the Contract, and from profits on payments received by Great-West and its affiliates for providing administrative, marketing, and other support and services to the Covered Funds. Great-West and its affiliates may pay a portion of the compensation received from Covered Funds to GWFS agents, independent registered insurance brokers, and other broker-dealers for distribution services.

In addition to the direct cash compensation described above for sales of the Contracts, Great-West and/or its affiliates also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Contract and other products distributed by GWFS, including the Covered Funds under the Contract. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive payments may vary depending on the arrangement in place at any particular time. Currently, GWFS agents are eligible to receive additional cash compensation in the form of a bonus when retirement plan clients invest in affiliated products. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Covered Funds through the Contract. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Contract instead of other products, or recommend certain Covered Funds under the Contract over other Covered Funds, which may not necessarily be to your benefit.

You should ask your GWFS agent, independent registered insurance broker or other broker-dealer representative for further information about compensation he or she may receive in connection with your purchase of a Contract.

RIGHTS RESERVED BY GREAT-WEST

We reserve the right to make certain changes to the structure and operation of the Separate Account if, in our judgment, they would best serve the interests of Contractowners or GLWB Participants, or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only to the extent and in the manner permitted by applicable laws. When required by law, Great-West will obtain the applicable GLWB Participant’s or Contractowner’s approval of the changes, as well as any required approval from any appropriate regulatory authority. Great-West will provide notice of these changes to the Contractowner or GLWB Participant at the Contractowner’s or GLWB Participant’s last known address on file with Great-West.

Subject to compliance with applicable law, we may make certain changes to the investment options available under the Contract, including adding Variable Accounts that invest in investment portfolios suitable for the Contract, removing Variable Accounts, or substituting the Covered Fund in which a Variable Account invests. If Great-West informs you that we are discontinuing a Variable Account to which you are allocating money, we will ask that you promptly submit alternative allocation instructions. If Great-West does not receive your changed allocation instructions, we may return all affected Contributions or allocate those Contributions as indicated in the written notice provided to you. Contributions and Transfers you make to a discontinued Variable Account before the effective date of the notice may be kept in the discontinued Variable Account.

UNCLAIMED AND ABANDONED PROPERTY

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for Covered Persons, beneficiaries, and other payees, and annuitants. Such updates should be communicated in a form and manner satisfactory to us.

CYBER SECURITY

Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting us, the Covered Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your interest in the Contract. For instance, system failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Covered Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Covered Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Covered Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

LEGAL PROCEEDINGS

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of GWFS to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

INDEPENDENT AUDITORS

The financial statements of Great-West Life & Annuity Insurance Company of New York included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing in the Registration Statement (which report expresses an unqualified opinion and includes an emphasis-of-matter paragraph referring to the financial statements which have been prepared from separate records maintained by the Company and may not necessarily be indicative of conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed a Registration Statement (“Registration Statement”) with the SEC under the Securities Act of 1933 relating to the Contracts offered by this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto. Please consult the Registration Statement and exhibits for further information relating to Great-West and the Contracts. Statements contained in this Prospectus regarding the content of the Contracts and other legal instruments are summaries. For a complete statement of the terms thereof, please consult the instruments as filed as exhibits to the Registration Statement.

The SEC maintains a website (www.sec.gov) that contains the Statement of Additional Information (SAI) and other information filed electronically by Great-West concerning the Contract and the Series Account. You also can review and copy any materials filed with the SEC at its Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference room by calling the SEC at 1-800-SEC-0330.

The SAI contains more specific information relating to the Series Account and Great-West, such as:

•	general information;
•	information about Great-West Life & Annuity Insurance Company of New York and the Separate Account;
•	services;
•	withholding; and
•	financial statements.

For a free copy of the Great-West SecureFoundation® II Statement of Additional Information, mail your request to the Retirement Service Center, P.O. Box 173764, Denver, Colorado 80217-3764.

VARIABLE ANNUITY-8 SERIES ACCOUNT

GREAT-WEST SECUREFOUNDATION® II VARIABLE ANNUITY

A Group Flexible Premium Variable Deferred Annuity Contract

issued by

Great-West Life & Annuity Insurance Company of New York

489 Fifth Ave., 28th Floor

New York, NY 10017

Telephone: (800) 537-2033

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated April 29, 2016, which is available without charge by contacting the Retirement Service Center at P.O. Box 173764, Denver, Colorado 80217-3764, or at 1-866-696-8232.

The date of this Statement of Additional Information is

April 29, 2016

GENERAL INFORMATION

In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading “Definitions.”

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

AND VARIABLE ANNUITY-8 SERIES ACCOUNT

Great-West Life & Annuity Insurance Company of New York (the “Company”) (formerly known as First Great-West Life & Annuity Insurance Company, and prior to that as Canada Life Insurance Company of New York), the issuer of the Contract, is a New York corporation qualified to sell life insurance and annuity contracts in New York. It was qualified to do business on June 7, 1971. The Company is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), a Colorado stock life insurance company. GWL&A is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

The assets allocated to the Variable Annuity-8 Series Account (the “Separate Account”) are the exclusive property of the Company. Registration of the Separate Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Separate Account or of the Company by the Securities and Exchange Commission. The Company may accumulate in the Separate Account proceeds from charges under the Contracts and other amounts in excess of the Separate Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by the Company. The Company may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Variable Account may not be insulated from liability associated with another Variable Account.

LEGAL MATTERS

All matters of applicable state law pertaining to the Contracts, including the Company’s right to issue the Contracts, have been passed upon by the Company’s Chief Compliance Officer. Sutherland, Asbill & Brennan LLP of Washington, DC has provided advice on certain matters relating to the federal securities laws.

SERVICES

A.	Safekeeping of Separate Account Assets

The assets of the Separate Account are held by the Company. The assets of the Separate Account are kept physically segregated and held separate and apart from the general account of the Company. The Company maintains records of all purchases and redemptions of shares of the Portfolios. Additional protection for the assets of the Separate Account is afforded by a financial institution bond that includes fidelity coverage issued to Great-West LifeCo, Inc. and subsidiary companies in the amount of $50 million (Canadian) per occurrence and $100 million (Canadian) aggregate, which covers all officers and employees of the Company.

B.	Independent Auditors

Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202, serves as the Company’s independent auditor.

The financial statements of Great-West Life & Annuity Insurance Company of New York included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing in the Registration Statement (which report expresses an unqualified opinion and includes an emphasis-of-matter paragraph referring to the financial statements which have been prepared from separate records maintained by the Company and may not necessarily be indicative of conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

C.	Principal Underwriter

The offering of the Contracts is made on a continuous basis by GWFS Equities, Inc. (“GWFS”), a wholly owned subsidiary of the Company. GWFS is a Delaware corporation, registered as a broker/dealer with the SEC, and a member of FINRA. The Company does not anticipate discontinuing the offering of the Contract, although it reserves the right to do so. The Contract generally will be issued from birth to age 85.

WITHHOLDING

Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding the recipient’s election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient’s election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.

We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.

FINANCIAL STATEMENTS

The consolidated financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Separate Account. Currently, there are no Separate Account financial statements because the Separate Account commenced operations only recently.

Great-West Life & Annuity Insurance

Company of New York

(a wholly-owned subsidiary of

Great-West Life & Annuity Insurance

Company)

Balance Sheets as of December 31, 2015, and 2014

and Related Statements of Income, Comprehensive Income, Stockholder’s

Equity and Cash Flows for Each of the Three Years in the Period Ended

December 31, 2015, and Independent Auditors’ Report

Deloitte & Touche LLP Suite 3600
555 Seventeenth Street
Denver, CO 80202-3942
USA
Tel: 1 303 292 5400
Fax: 1 303 312 4000
www.deloitte.com

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholder of

Great-West Life & Annuity Insurance Company of New York,

White Plains, New York

We have audited the accompanying financial statements of Great-West Life & Annuity Insurance Company of New York (the “Company”) (a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company), which comprise the balance sheets as of December 31, 2015 and 2014, and the related statements of income, comprehensive (loss) income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2015, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Member of

Deloitte Touche Tohmatsu Limited

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company of New York as of December 31, 2015 and 2014, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2015, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the financial statements, the accompanying financial statements have been prepared from separate records maintained by the Company and may not necessary be indicative of conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company. Our opinion is not modified with respect to this matter.

March 31, 2016

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Balance Sheets

December 31, 2015, and 2014

(In Thousands, Except Share Amounts)

	December 31,
	2015	2014
Assets

Investments:

Fixed maturities, available-for-sale, at fair value (amortized cost of $858,270 and $802,727)	$867,319	$833,705
Fixed maturities, held for trading, at fair value (amortized cost of $65,314 and $10,826)	65,306	11,156
Mortgage loans on real estate (net of allowances of $100 and $100)	105,503	97,624
Policy loans	24,408	24,149
Short-term investments, available-for-sale (amortized cost of $13,657 and $23,807)	13,657	23,807
Equity investments	133	148

Total investments	1,076,326	990,589
Other assets:
Cash	8,129	625
Reinsurance receivable	5,266	4,519
Deferred acquisition costs (“DAC”)	20,661	15,481
Investment income due and accrued	8,728	8,411
Deferred income tax assets, net	7,429	3,304
Collateral under securities lending agreements	—	13,741
Due from parent and affiliates	1,703	4,452
Other assets	9,842	4,556
Assets of discontinued operations	208	240
Separate account assets	617,440	599,324

Total assets	$1,755,732	$1,645,242

See notes to financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Balance Sheets

December 31, 2015, and 2014

(In Thousands, Except Share Amounts)

	December 31,
	2015	2014
Liabilities and stockholder’s equity
Policy benefit liabilities:
Future policy benefits	$978,578	$868,208
Policy and contract claims	3,991	1,967
Policyholders’ funds	2,247	2,457
Provision for policyholders’ dividends	3,100	3,200
Undistributed earnings on participating business	17,024	20,050

Total policy benefit liabilities	1,004,940	895,882
General liabilities:
Due to parent and affiliates	2,787	624
Payable under securities lending agreements	—	13,741
Other liabilities	4,033	6,926
Liabilities of discontinued operations	208	240
Separate account liabilities	617,440	599,324

Total liabilities	1,629,408	1,516,737
Commitments and contingencies (See Note 12)
Stockholder’s equity:
Common stock, $1,000 par value, 10,000 shares authorized; 2,500 shares issued and outstanding	2,500	2,500
Additional paid-in capital	56,350	56,350
Accumulated other comprehensive income	2,832	12,654
Retained earnings	64,642	57,001

Total stockholder’s equity	126,324	128,505

Total liabilities and stockholder’s equity	$1,755,732	$1,645,242

See notes to financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statements of Income

Years ended December 31, 2015, 2014, and 2013

(In Thousands)

	Year Ended December 31,
	2015	2014	2013
Revenues:
Premium income	$13,759	$13,455	$52,905
Fee income	16,965	11,735	8,331
Other revenue	—	—	7,355
Net investment income	37,907	37,243	31,117
Realized investment gains (losses), net:
Total other-than-temporary losses	—	—	(273)
Other realized investment gains (losses), net	1,645	1,430	2,307

Total realized investment gains (losses), net	1,645	1,430	2,034

Total revenues	70,276	63,863	101,742

Benefits and expenses:
Life and other policy benefits	19,152	19,962	17,495
(Decrease) increase in future policy benefits	(4,166)	(6,546)	38,011
Interest paid or credited to contractholders	17,801	15,784	13,398
Provision for policyholders’ share of (losses) earnings on participating business	(1,267)	(1,041)	6,117
Dividends to policyholders	2,971	3,296	3,998

Total benefits	34,491	31,455	79,019
General insurance expenses	20,944	18,892	17,427
Amortization of DAC	3,499	1,184	608

Total benefits and expenses	58,934	51,531	97,054

Income before income taxes	11,342	12,332	4,688
Income tax expense	3,701	4,145	2,069

Net income	$7,641	$8,187	$2,619

See notes to financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statements of Comprehensive (Loss) Income

Years ended December 31, 2015, 2014, and 2013

(In Thousands)

	Year Ended December 31,
	2015	2014	2013
Net income	$7,641	$8,187	$2,619

Components of other comprehensive income (loss)
Unrealized holding gains (losses), net, arising on available-for-sale fixed maturity investments	(19,301)	20,782	(24,933)
Reclassification adjustment for (gains) losses, net, realized in net income	(878)	(269)	(2,672)

Net unrealized gains (losses), net, related to investments	(20,179)	20,513	(27,605)
Future policy benefits and DAC adjustments	5,070	(4,520)	4,805

Other comprehensive (loss) income before income taxes	(15,109)	15,993	(22,800)
Income tax (benefit) expense related to items of other comprehensive income	(5,287)	5,598	(7,979)

Other comprehensive (loss) income(1)	(9,822)	10,395	(14,821)

Total comprehensive (loss) income	$(2,181)	$18,582	$(12,202)

(1) Other comprehensive (loss) income includes the non-credit component of impaired (gains) losses on fixed maturities available-for-sale, net of future policy benefits, DAC and income taxes, in the amounts of $(160), $(47), and $665 for the years ended December 31, 2015, 2014, and 2013, respectively.

See notes to financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statements of Stockholder’s Equity

Years ended December 31, 2015, 2014, and 2013

(In Thousands, Except Share Amounts)

	Common stock	Additional paid-in capital	Accumulated other comprehensive (loss) income	Retained earnings	Total
Balances, January 1, 2013	$2,500	$56,350	$17,080	$46,195	$122,125
Net income	—	—	—	2,619	2,619
Other comprehensive loss, net of income taxes	—	—	(14,821)	—	(14,821)

Balances, December 31, 2013	2,500	56,350	2,259	48,814	109,923
Net income	—	—	—	8,187	8,187
Other comprehensive income, net of income taxes	—	—	10,395	—	10,395

Balances, December 31, 2014	2,500	56,350	12,654	57,001	128,505
Net income	—	—	—	7,641	7,641
Other comprehensive loss, net of income taxes	—	—	(9,822)	—	(9,822)

Balances, December 31, 2015	$2,500	$56,350	$2,832	$64,642	$126,324

See notes to financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statements of Cash Flows

Years ended December 31, 2015, 2014, and 2013

(In Thousands)

	Year Ended December 31,
	2015	2014	2013
Cash flows from operating activities:
Net income	$7,641	$8,187	$2,619
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
(Losses) earnings allocated to participating policyholders	(1,267)	(1,041)	1,336
Amortization of premiums (accretion of discounts) on investments, net	2,871	2,697	2,972
Net realized (gains) losses on investments	(1,307)	(3,406)	103
Net (purchases) proceeds of trading securities	(54,026)	57,164	(36,096)
Interest credited to contractholders	17,714	15,724	13,317
Depreciation and amortization	3,513	1,181	615
DAC	(5,505)	(6,250)	(3,574)
Deferred income taxes	1,163	2,296	(3,099)
Other, net	—	—	(2)
Changes in assets and liabilities:
Policy benefit liabilities	(12,682)	(14,899)	(11,001)
Reinsurance receivable	(715)	1,144	1,301
Investment income due and accrued	(317)	(764)	(741)
Other assets	(5,054)	(342)	1,170
Other liabilities	(1,988)	(673)	(312)

Net cash (used in) provided by operating activities	(49,959)	61,018	(31,392)

Cash flows from investing activities:
Proceeds from sales, maturities and redemptions of investments:
Fixed maturities, available-for-sale	75,515	73,911	139,347
Mortgage loans on real estate	6,073	6,445	8,324
Other investments	18	115	495
Purchases of investments:
Fixed maturities, available-for-sale	(132,552)	(205,680)	(138,704)
Mortgage loans on real estate	(14,000)	(8,985)	(10,000)
Other investments	(6)	(3)	—
Net change in short-term investments	10,150	2,971	(360)
Policy loans, net	480	(890)	(160)

Net cash used in investing activities	(54,322)	(132,116)	(1,058)

See notes to financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statements of Cash Flows

Years ended December 31, 2015, 2014, and 2013

(In Thousands)

	Year Ended December 31,
	2015	2014	2013
Cash flows from financing activities:
Contract deposits	$170,174	$138,908	$97,907
Contract withdrawals	(62,396)	(62,095)	(69,044)
Change in due to/from parent and affiliates	4,912	(6,704)	(2,090)
Change in book overdrafts	(905)	536	369

Net cash provided by financing activities	111,785	70,645	27,142

Net increase (decrease) in cash	7,504	(453)	(5,308)
Cash, beginning of year	625	1,078	6,386

Cash, end of year	$8,129	$625	$1,078

Supplemental disclosures of cash flow information:
Net cash received (paid) during the year for income taxes	$2,009	$(7,936)	$(1,752)

Non-cash investing transactions during the year:
Fixed maturity investments, available-for-sale acquired in reinsurance termination (See Note 3)	$—	$—	$(44,104)

Policy loans acquired in reinsurance termination(See Note 3)	—	—	(6,468)

See notes to financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

1. Organization and Significant Accounting Policies

Organization

Great-West Life & Annuity Insurance Company of New York (the “Company”) is a direct wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”) which is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company formed in 1998. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. Inc. (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company offers a wide range of life insurance, retirement, and investment products to individuals, businesses, and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of New York and is subject to regulation by the New York State Department of Financial Services.

Basis of Presentation

The financial statements include the accounts of the Company and are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments in the absence of quoted market values, impairment of investments, valuation of DAC, valuation of policy benefit liabilities and the valuation of deferred tax assets or liabilities, net. Actual results could differ from those estimates.

The Company is a member of a controlled group. Therefore, its results may not be indicative of those of a stand-alone company.

Summary of Significant Accounting Policies

Investments

Investments are reported as follows:

1.

The Company classifies the majority of its fixed maturity investments as available-for-sale which are recorded at fair value with the related net unrealized gain or loss, net of policyholder related amounts, and deferred taxes, recorded in accumulated other comprehensive income (loss) (“AOCI”).

Premiums and discounts are recognized as a component of net investment income using the effective interest method, realized gains and losses are included in net realized investment gains (losses), and declines in value determined to be other-than-temporary are included in total other-than-temporary losses.

The Company also classifies certain fixed maturity investments as held-for-trading. Assets in the held-for-trading category are carried at fair value with changes in fair value reported in net investment income.

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

The Company recognizes the acquisition of its fixed maturity and equity investments on a trade date basis.

2.

Mortgage loans on real estate consist of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, origination fees and mortgage provision allowances. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums, discounts, and origination fees are amortized to net investment income using the effective interest method. Prepayment penalty fees are recognized in other realized investment gains upon receipt.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.
•

Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s mortgage provision allowance is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage provision allowance and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage provision allowance and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated through first position collateralization, guarantees, loan covenants, and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectable. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

3.

Policy loans are carried at their unpaid balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policy.

4.

Short-term investments include securities purchased with investment intent, with initial maturities of one year or less, and are generally carried at fair value which is approximated from amortized cost.

5.

The Company participates in a securities lending program in which the Company lends fixed maturity securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Acceptable collateral is generally defined as government securities, letters of credit and/or cash collateral. Some cash collateral may be invested in short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Cash collateral which is invested is recognized along with any cash collateral not invested within collateral under securities lending agreements in the accompanying balance sheets. Non-cash collateral is not recognized as the Company does not have effective control.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

6.

The Company’s other-than-temporary impairments (“OTTI”) accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. The assessment of whether an OTTI has occurred on fixed maturity investments, where management does not intend to sell the fixed maturity investment and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, is based upon management’s case-by-case evaluation of the underlying reasons for the decline in fair value of each individual security. Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;
•	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;
•	The length of time for which the estimated fair value has been below cost;
•	Downgrade of a fixed maturity investment by a credit rating agency;
•	Deterioration of the financial condition of the issuer;
•	The payment structure of the fixed maturity investment and the likelihood of the issuer being able to make payments in the future; and
•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

If either (a) management has the intent to sell a fixed maturity investment or (b) it is more likely than not the Company will be required to sell a fixed maturity investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the fixed maturity investment prior to impairment) is less than the amortized cost basis of the fixed maturity investment (referred to as the credit loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in AOCI. The expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination. After the recognition of an OTTI, a fixed maturity investment is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. The difference between the new amortized cost basis and the future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the security.

Fair Value

Certain assets and liabilities are recorded at fair value on the Company’s balance sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value on a recurring basis into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities recorded at fair value on a recurring basis have been categorized based upon the following fair value hierarchy:

•

Level 1 inputs utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets and liabilities utilizing Level 1 inputs include certain money market funds.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

•

Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For fixed maturity securities and separate account assets, inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

•

Asset-backed, residential mortgage-backed, commercial mortgage-backed securities and collateralized debt obligations - new issue data, monthly payment information, collateral performance and third party real estate analysis.

•	U.S. states and their subdivisions - material event notices.
•	Equity investments - exchange rates, various index data and news sources.
•	Short-term investments - valued based on amortized cost with consideration of issuer credit quality.
•

Separate account assets - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows, and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•

Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data. Inputs utilized for securities classified as Level 3 are as follows:

•	Corporate debt securities - unadjusted single broker quotes which may be in an illiquid market or otherwise deemed unobservable.
•	Asset-backed securities - internal models utilizing asset-backed securities index spreads.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable. All transfers between levels are recognized at the beginning of the reporting period in which the transfer occurred.

The policies and procedures utilized to review, account for, and report on the value and level of the Company’s securities were determined and implemented by the Finance division. The Investments division is responsible for the processes related to security purchases and sales and provides valuation and leveling input to the Finance division when necessary. Both divisions within the Company have worked in conjunction to establish thorough pricing, review, approval, accounting, and reporting policies and procedures around the securities valuation process.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

Cash

Cash includes only amounts in demand deposit accounts.

Book overdrafts occur when checks have been issued by the Company, but have not been presented to the Company’s disbursement bank accounts for payment. These bank accounts allow the Company to delay funding of the issued checks until they are presented for payment. This delay in funding results in a temporary source of financing. The activity related to book overdrafts is included in the financing activities in the statement of cash flows. The book overdrafts in the amounts of zero and $905 are included in other liabilities at December 31, 2015, and 2014, respectively.

Deferred acquisition costs

The Company incurs costs in connection with the acquisition of new and renewal insurance business. Costs that vary directly with and relate to the successful production of new business are deferred as DAC. These costs consist primarily of commissions, costs associated with the Company’s sales representatives and policy issuance and underwriting expenses related to the production of successfully acquired new business. A success factor is derived from actual contracts issued by the Company from requests for proposals or applications received and applied to the deferrable costs. The recoverability of such costs is dependent upon the future profitability of the related business. Recoverability testing is performed for current issue year products to determine if gross revenues are sufficient to cover DAC and expenses. At least annually, loss recognition testing is performed on aggregated blocks of business to adjust the DAC balance.

DAC associated with the annuity products and flexible premium universal life insurance products is being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustment of this amount is made when the Company revises its estimates of current or future gross profits on an annual basis. DAC associated with traditional life insurance is amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

Separate accounts

Separate account assets and related liabilities are carried at fair value in the accompanying balance sheets. The Company issues variable annuity contracts and variable universal life contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and therefore, are not included in the Company’s statements of income.

Revenues to the Company from the separate accounts consist of contract maintenance fees, investment management fees, administrative fees, and mortality and expense risk charges.

The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, open-end management investment companies, which are affiliates of the Company, and shares of other non-affiliated mutual funds.

Future policy benefits liabilities

Life insurance and annuity future benefits liabilities with life contingencies in the amounts of $523,191 and $477,533 at December 31, 2015, and 2014, respectively, are computed on the basis of assumed investment yield, mortality, morbidity and expenses, including a margin for adverse deviation. These future policy benefits are calculated as the present value of future benefits (including dividends) and expenses less the present value of future net premiums. The assumptions used in calculating the future policy benefits generally vary by plan, year of issue, and policy duration. Additionally, these future policy benefits are established for claims that have been incurred but not reported based on factors derived from past experience.

Annuity contract benefits liabilities without life contingencies in the amounts of $455,214 and $390,223 at December 31, 2015, and 2014, respectively, are established at the contract holder’s account value, which is equal to cumulative deposits and credited interest, less withdrawals and mortality and expense and/or administrative service charges. The Company’s general account also has some immediate annuities. Future benefits for immediate annuities without life contingent payouts are computed on the basis of assumed investment yield and expenses.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

Reinsurance ceded

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term, coinsurance and modified coinsurance contracts. For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not provide indemnification against loss or liability relating to insurance risk, the Company records the agreement using the deposit method of accounting. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

Policy benefits and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable in the accompanying balance sheets. Premiums, fee income and policyholder benefits are reported net of reinsurance ceded in the accompanying statements of income. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company strives to cede risks to highly rated, well-capitalized reinsurers. The Company monitors and evaluates the financial condition of reinsurers to minimize exposure to credit risk.

Policy and contract claims

Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement. The provision for claims incurred but not reported is valued based primarily on the Company’s prior experience. Claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating business

The Company has participating policies in which the policyholder shares in the Company’s earnings through policyholder dividends that reflect the difference between the assumptions used in the premium charged and the actual experience on those policies. The amount of dividends to be paid is determined by the Board of Directors.

Participating life and annuity policy benefit liabilities were $113,569 and $113,475 at December 31, 2015, and 2014, respectively. Participating business composed approximately 15% of the Company’s individual life insurance in-force at December 31, 2015, and 2014, and 46%, 49%, and 92% of individual life insurance premium income for the years ended December 31, 2015, 2014, and 2013, respectively. The policyholder’s share of net income on participating policies that cannot be distributed to the Company’s stockholder is excluded from stockholder’s equity and recorded as undistributed earnings on participating business in the balance sheets.

Revenue recognition

Life insurance premiums are recognized when due. Annuity contract premiums with life contingencies are recognized as received. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned in fee income. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services, and investment advisory services are recognized when earned in fee income.

Net investment income

Interest income from fixed maturities, mortgage loans on real estate, and policy loans is recognized when earned. Net investment income on equity securities is primarily comprised of dividend income and is recognized on the ex-dividend date.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

Realized investment gains (losses)

Realized investment gains and losses are reported as a component of revenues and are determined on a specific identification basis.

Benefits and expenses

Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts.

Income taxes

Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s financial statements or consolidated tax returns. In estimating future tax consequences, all expected future events, other than enactments or changes in the tax laws or rules, are considered. A valuation allowance is provided to the extent that it is more likely than not that deferred tax assets will not be realized. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized. The effect on deferred taxes from a change in tax rates is recognized in income in the period that includes the enactment date.

2. Application of Recent Accounting Pronouncements

Recently adopted accounting pronouncements

In June 2014, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2014-11 Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU No. 2014-11”). ASU No. 2014-11 amends the accounting for entities that enter into repurchase-to-maturity transactions and repurchase agreements executed as repurchase financings. ASU No. 2014-11 requires new disclosures for repurchase agreements and securities lending transactions accounted for as secured borrowings. The accounting changes in ASU 2014-11 are effective for public business entities for the first interim or annual period beginning after December 15, 2014. The disclosure for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions accounted for as secured borrowings is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of the accounting pronouncement did not have an impact on the Company’s financial position or results of operations. The Company has included additional disclosures in Note 4 to these financial statements around collateral pledged for secured lending transactions on a prospective basis.

Future adoption of new accounting pronouncements

In May 2014, the FASB issued ASU No. 2014-09 Revenue from Contracts with Customers (Topic 606) (“ASU No. 2014-09”). The update outlines a comprehensive model for accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. While the update does not apply to insurance contracts within the scope of Topic 944, it does apply to other fee income earned by the Company which includes fees from assets under management, assets under administration, shareholder servicing, administration and record-keeping services, and investment advisory services. The core principle of the model requires that an entity should recognize revenue for the transfer of goods or services equal to the amount that it expects to be entitled to receive for those goods or services. The update also requires increased disclosure about the nature, amount, timing, and uncertainty of revenue and cash flows arising from customer contracts. In adopting ASU No. 2014-09, the Company may use either a full retrospective or a modified retrospective approach. The update is effective for public business entities for interim and annual periods beginning after December 15, 2017, based upon an update issued by the FASB in August 2015. Early adoption is permitted as of accounting periods beginning after December 15, 2016. The Company is currently evaluating the impact of this update on its financial statements.

In April 2015, the FASB issued ASU 2015-05, Customer’s Accounting for Fees Paid in a Cloud Computing Arrangement (Subtopic 350-40). The update requires the Company to determine if the cloud computing arrangement contains a software license and if so, apply the accounting requirements for other intangible assets. The update also supersedes the requirement to apply lease accounting requirements by analogy for lease classification. If the arrangement is not a software license, then the Company applies accounting requirements for a service requirement. The update is effective for interim and annual periods beginning after December 15, 2015, with early adoption permitted. The adoption of this guidance will not have a material impact on the Company’s financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

In May 2015, the FASB issued ASU 2015-09, Financial Services-Insurance: Disclosures about Short-Duration Contracts (Topic 944). The update requires that all years in the claims development table that precede the current reporting period and the related disclosure about the history of claims duration should be presented as required supplementary information. The update also includes a disclosure objective of providing information about claim frequency along with a description of methodologies for determining claim frequency information, unless it is impracticable to do so. The update is effective for annual reporting periods beginning after December 15, 2015, and for interim reporting periods within annual reporting periods beginning after December 15, 2016, with early adoption permitted. The Company is currently evaluating the impact of this update on its financial statements.

In January 2016, the FASB issued ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities (Subtopic 825-10). The amendments in this update address certain aspects of recognition, measurement, presentation, and disclosure of financial instruments by requiring equity investments (except those accounted for under the equity method of accounting) to be measured at fair value with changes in fair value recognized in net income, simplify the impairment assessment of equity investments without readily determinable fair values by requiring a qualitative assessment to identify impairment, use of exit price notion when measuring the fair value of financial instruments for disclosure purposes, separate presentation of financial assets and liabilities by measurement category and form of financial assets (i.e. securities or loans and receivables) on the balance sheet or notes to the financial statements, eliminating the requirement to disclose the method and significant assumptions used to estimate fair value of a financial instrument measured at amortized cost on the balance sheet, requiring entities to present separately in other comprehensive income the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk (i.e. “own credit”) when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments, and clarify that an entity should evaluate the need for a valuation allowance on a deferred tax asset related to available-for-sale securities in combination with the entity’s other deferred tax assets. The update is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The ASU also permits early adoption of the own credit provision. The Company is currently evaluating the impact of this update on its financial statements.

In March 2016, the FASB issued ASU 2016-05, Derivative Contract Novations. The amendments clarify that a change in the counterparty to a derivative instrument that has been designated as a hedging instrument in an existing hedging relationship would not, in and of itself, be considered a termination of the derivative instrument or a change a critical term of the hedging relationship. The update is effective for fiscal years and interim periods within those years beginning after December 15, 2016. The Company is currently evaluating the impact of this update on its financial statements.

In March 2016, the FASB issued ASU 2016-06, Derivatives and Hedging: Contingent Put and Call Options in Debt Instruments. The amendments clarify the steps required to assess whether a call or put option meets the criteria for bifurcation as an embedded derivative. The update is effective for fiscal years and interim periods within those years beginning after December 15, 2016. The Company is currently evaluating the impact of this update on its financial statements.

In March 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers: Principal versus Agent Considerations. The amendments are intended to improve the operability and understandability of the implementation guidance on principal versus agent considerations. The effective date for this update is the same as the effective date for ASU 2014-09. The Company is currently evaluating the impact of this update on its financial statements.

3. Related Party Transactions

In the normal course of its business, the Company enters into reinsurance agreements with related parties. Included in the balance sheets are the following amounts related to reinsurance ceded to related parties:

	Year Ended December 31,
	2015	2014
Reinsurance receivable	$3,199	$2,471

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

Included in the statements of income are the following related party amounts:

	Year Ended December 31,
	2015	2014	2013
Premium income	$(4,397)	$(4,713)	37,760
Life and other policy benefits	(4,304)	(3,004)	(2,395)

On January 1, 2013, the Company terminated its reinsurance agreement with its affiliate, The Canada Life Assurance Company (“CLAC”), pursuant to which it had ceded certain participating life business on a coinsurance basis.

The Company recorded the following on January 1, 2013, in its statement of income in connection with the termination of the reinsurance agreement:

Premium income	$42,297
Other revenue	7,355

Total	49,652

Increase in future policy benefits	41,297
Dividends to policyholders	1,000

Total	42,297

Participating policyholders’ net income	7,355
Provision for policyholders’ share of earnings on participating business	7,355

Net income available to shareholder	$—

In the normal course of business the Company enters into agreements with related parties whereby it provides and/or receives record-keeping services and investment advisory services, as well as corporate support services which include general and administrative services, information technology services, and marketing services. The following table presents revenue, expenses incurred and expense reimbursement from related parties for services provided and/or received pursuant to these service agreements. These amounts, in accordance with the terms of the contracts, are based upon estimated costs incurred or resources expended as determined by number of policies, number of participants, certificates in-force, administered assets or other similar drivers.

		Year Ended December 31,			Financial
Description	Related party	2015	2014	2013	statement line
Provides marketing, distribution and administrative services to certain underlying funds and/or mutual funds.	GWFS Equities, Inc.(1)	$6,533	$5,969	$4,863	Fee income

Provides recordkeeping services.	GWL&A	2,145	1,981	435	Fee income

Receives investment advisory services.	GWL&A	(603)	(597)	(722)	Net investment
					income

Receives corporate support services.	GWL&A and CLAC (2)	7,027	6,947	6,592	General
					insurance
					expenses

Receives recordkeeping services.	FASCore, LLC (1)	4,030	3,142	2,692	General
					insurance
					expenses

(1) A wholly-owned subsidiary of GWL&A

(2) An indirect wholly-owned subsidiary of Lifeco

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table summarizes amounts due from parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2015	2014
GWFS Equities, Inc.(1)	On account	On demand	$1,602	$1,445
GWL&A	On account	On demand	101	154
Lifeco	On account	On demand	—	2,853

Total			$1,703	$4,452

(1) A wholly-owned subsidiary of GWL&A
The following table summarizes amounts due to parent and affiliates:
			December 31,
Related party	Indebtedness	Due date	2015	2014
Lifeco	On account	On demand	$1,804	$—
FASCore, LLC (1)	On account	On demand	840	275
CLAC	On account	On demand	128	334
Other related party receivables	On account	On demand	15	15

Total			$2,787	$624

(1) A wholly-owned subsidiary of GWL&A

The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, which are affiliates of the Company and shares of other non-affiliated mutual funds. The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by GWL&A. The separate account balances in the accompanying balance sheets include GWL&A general account investment contracts of $7,967 and $7,219 at December 31, 2015, and 2014, respectively.

In addition, the Company and GWL&A have an agreement whereby GWL&A has committed to provide financial support related to the maintenance of adequate regulatory surplus and liquidity.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

4. Summary of Investments

The following tables summarize fixed maturity investments and equity securities classified as available-for-sale and the non-credit-related component of OTTI in AOCI:

	December 31, 2015
Fixed maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$61,830	$1,499	$488	$62,841	$—
Obligations of U.S. states and their subdivisions	41,954	4,813	70	46,697	—
Foreign government securities	2,291	—	5	2,286	—
Corporate debt securities	626,343	13,136	10,784	628,695	(230)
Asset-backed securities	49,395	1,703	999	50,099	(870)
Residential mortgage-backed securities	17,076	569	376	17,269	—
Commercial mortgage-backed securities	59,381	553	502	59,432	—

Total fixed maturities	$858,270	$22,273	$13,224	$867,319	$(1,100)

Equity investments:
Fixed income mutual funds	$22	$1	$1	$22	$—
Equity mutual funds	84	29	7	106	—
Balance and asset allocation mutual funds	6	—	1	5	—

Total equity investments	$112	$30	$9	$133	$—

(1) Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses. OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities with previous non-credit impairment. The non-credit loss component of OTTI (gain) loss was in an unrealized gain position due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

	December 31, 2014
Fixed maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$70,831	$1,760	$259	$72,332	$—
Obligations of U.S. states and their subdivisions	42,673	5,849	53	48,469	—
Foreign government securities	2,455	—	4	2,451	—
Corporate debt securities	566,323	23,084	2,411	586,996	(283)
Asset-backed securities	60,448	2,239	703	61,984	(1,131)
Residential mortgage-backed securities	22,106	781	466	22,421	—
Commercial mortgage-backed securities	37,891	1,161	—	39,052	—

Total fixed maturities	$802,727	$34,874	$3,896	$833,705	$(1,414)

Equity investments:
Fixed income mutual funds	$19	$2	$1	$20	$—
Equity mutual funds	93	33	5	121	—
Balance and asset allocation mutual funds	6	1	—	7	—

Total equity investments	$118	$36	$6	$148	$—

(1) Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses. OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities with previous non-credit impairment. The non-credit loss component of OTTI (gain) loss was in an unrealized gain position due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

See Note 5 for additional discussion regarding fair value measurements.

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2015
	Amortized cost	Estimated fair value
Maturing in one year or less	$26,205	$26,939
Maturing after one year through five years	189,998	193,952
Maturing after five years through ten years	328,226	328,754
Maturing after ten years	152,768	155,857
Mortgage-backed and asset-backed securities	161,073	161,817

Total fixed maturities	$858,270	$867,319

Mortgage-backed (commercial and residential) and asset-backed securities include those issued by U.S. government and U.S. agencies.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table summarizes information regarding the sales of securities classified as available-for-sale:

	Year Ended December 31,
	2015	2014	2013
Proceeds from sales	$15,205	$15,595	$80,975
Gross realized gains from sales	1,029	553	2,988
Gross realized losses from sales	—	1	42

Included in net investment income are unrealized gains (losses) of $(337), $1,244, and $(2,125) on held for trading fixed maturity investments still held at December 31, 2015, 2014, and 2013, respectively.

Mortgage loans on real estate - The following table summarizes the carrying value of the mortgage loan portfolio by component:

	December 31,
	2015	2014
Principal	$105,320	$97,290
Unamortized premium (discount) and fees, net	283	434
Mortgage provision allowance	(100)	(100)

Total mortgage loans	$105,503	$97,624

The recorded investment of the mortgage loan portfolio categorized as performing was $105,603 and $97,724 as of December 31, 2015, and 2014, respectively.

The following table summarizes activity in the mortgage provision allowance:

	Year Ended December 31,
	2015	2014	2013
	Commercial mortgages	Commercial mortgages	Commercial mortgages
Beginning balance	$100	$100	$100
Provision increases	—	—	273
Charge-off	—	—	(273)

Ending balance	$100	$100	$100

Allowance ending balance by basis of impairment method:
Collectively evaluated for impairment	$100	$100	$100

Recorded investment balance in the mortgage loan portfolio, gross of allowance, by basis of impairment method:	$105,603	$97,724	$95,252
Individually evaluated for impairment	3,907	3,980	4,178
Collectively evaluated for impairment	101,695	93,744	91,074

Securities lending - Securities with a cost or amortized cost of zero and $15,252 and estimated fair values of zero and $15,423 were on loan under the program at December 31, 2015, and 2014, respectively. The Company received cash of zero and $13,741 and securities with a fair value of zero and $2,131 as collateral at December 31, 2015, and 2014, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table summarizes the collateral pledged by the Company under the securities lending program, by class of investment. Under the securities lending program the collateral pledged is, by definition, the securities loaned against the assets borrowed.

	December 31, 2015	December 31, 2014
Securities lending transactions
U.S. government direct obligations and U.S. agencies	$—	$11,148
Corporate debt securities	—	4,275

Total secured borrowings	$—	$15,423

The Company’s securities lending agreements are open agreements, meaning the borrower can return and the Company can recall the loaned securities at any time. The assets and liabilities associated with securities lending program are not subject to master netting arrangements and are not offset in the consolidated balance sheets.

Unrealized losses on fixed maturity investments classified as available-for-sale - The following tables summarize unrealized investment losses, including the non-credit-related portion of OTTI losses reported in AOCI, by class of investment:

	December 31, 2015
	Less than twelve months		Twelve months or longer		Total
		Unrealized		Unrealized		Unrealized
	Estimated	loss and	Estimated	loss and	Estimated	loss and
Fixed maturities:	fair value	OTTI	fair value	OTTI	fair value	OTTI
U.S. government direct obligations and U.S. agencies	$40,171	$488	$—	$—	$40,171	$488
Obligations of U.S. states and their subdivisions	3,191	70	—	—	3,191	70
Foreign government securities	2,286	5	—	—	2,286	5
Corporate debt securities	236,709	8,914	16,246	1,870	252,955	10,784
Asset-backed securities	17,694	512	3,878	487	21,572	999
Residential mortgage-backed securities	—	—	5,021	376	5,021	376
Commercial mortgage-backed securities	27,457	502	—	—	27,457	502

Total fixed maturities	$327,508	$10,491	$25,145	$2,733	$352,653	$13,224

Total number of securities in an unrealized loss position		94		12		106

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

	December 31, 2014
	Less than twelve months		Twelve months or longer		Total
		Unrealized		Unrealized		Unrealized
	Estimated	loss and	Estimated	loss and	Estimated	loss and
Fixed maturities:	fair value	OTTI	fair value	OTTI	fair value	OTTI
U.S. government direct obligations and U.S. agencies	$—	$—	$29,990	$259	$29,990	$259
Obligations of U.S. states and their subdivisions	3,219	53	—	—	3,219	53
Foreign government securities	2,451	4	—	—	2,451	4
Corporate debt securities	67,636	665	48,337	1,746	115,973	2,411
Asset-backed securities	5,427	174	11,389	529	16,816	703
Residential mortgage-backed securities	1,365	3	6,473	463	7,838	466

Total fixed maturities	$80,098	$899	$96,189	$2,997	$176,287	$3,896

Total number of securities in an unrealized loss position		21		25		46

Fixed maturity investments - Total unrealized losses and OTTI increased by $9,328 from December 31, 2014, to December 31, 2015. The increase in unrealized losses was within corporate debt securities which have been influenced by market conditions with widening credit spreads resulting in generally lower valuations of these fixed maturity securities.

Total unrealized losses greater than twelve months decreased by $264 from December 31, 2014, to December 31, 2015. Corporate debt securities account for 68%, or $1,870, of the unrealized losses and OTTI greater than twelve months at December 31, 2015. These securities continue to be rated investment grade. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in earnings.

Asset-backed and residential mortgage-backed securities account for 32% of unrealized losses and OTTI greater than twelve months at December 31, 2015. Of the $863 of unrealized losses and OTTI over twelve months on asset-backed and residential mortgage-backed securities, 77%, or $668, are on securities which continue to be rated investment grade. The present value of the cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in earnings.

See Note 5 for additional discussion regarding fair value measurements.

Other-than-temporary impairment recognition - The OTTI on fixed maturity securities where the loss portion is bifurcated and the credit related component is recognized in realized investment gains (losses) is summarized as follows:

	Year Ended December 31,
	2015	2014	2013
Beginning balance	$1,982	$2,133	$2,133
Reductions:
Due to increase in cash flows expected to be collected that are recognized over the remaining life of the security	(47)	(151)	—

Ending balance	$1,935	$1,982	$2,133

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

Net Investment Income

The following table summarizes net investment income:

	Year Ended December 31,
	2015	2014	2013
Investment income:
Fixed maturity and short-term investments	$32,191	$31,851	$26,197
Mortgage loans on real estate	4,902	4,775	4,857
Policy loans	1,069	1,174	1,017
Other	348	40	(232)

	38,510	37,840	31,839
Investment expenses	(603)	(597)	(722)

Net investment income	$37,907	$37,243	$31,117

Realized Investment Gains (Losses)

The following table summarizes realized investment gains (losses):

	Year Ended December 31,
	2015	2014	2013
Realized investment gains (losses):
Fixed maturity and short-term investments	$1,536	$1,335	$1,795
Mortgage loans on real estate	103	75	156
Other	6	20	83

Realized investment gains:	$1,645	$1,430	$2,034

Included in net investment income and realized investment gains (losses) are amounts allocable to the participating fund account. This allocation is based upon the activity in a specific block of investments that is segmented for the benefit of the participating fund account. The amounts of net investment income allocated to the participating fund account were $4,214, $4,468, and $4,176 for the years ended December 31, 2015, 2014, and 2013, respectively. The amounts of realized investment gains (losses) allocated to the participating fund account were $417, $397, and $(327) for the years ended December 31, 2015, 2014, and 2013, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

5. Fair Value Measurements

Recurring fair value measurements

The following tables present the Company’s financial assets and liabilities carried at fair value on a recurring basis by fair value hierarchy category:

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2015
	Quoted	Significant
	prices in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Assets:	(Level 1)	(Level 2)	(Level 3)	Total
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$—	$62,841	$—	$62,841
Obligations of U.S. states and their subdivisions	—	46,697	—	46,697
Foreign government securities	—	2,286	—	2,286
Corporate debt securities	—	628,695	—	628,695
Asset-backed securities	—	50,099	—	50,099
Residential mortgage-backed securities	—	17,269	—	17,269
Commercial mortgage-backed securities	—	59,432	—	59,432

Total fixed maturities available-for-sale	—	867,319	—	867,319

Fixed maturities held for trading:
U.S. government direct obligations and U.S. agencies	—	61,029	—	61,029
Corporate debt securities	—	3,212	—	3,212
Commercial mortgage-backed securities	—	1,065	—	1,065

Total fixed maturities held for trading	—	65,306	—	65,306

Equity investments available-for-sale
Fixed income mutual funds	—	22	—	22
Equity mutual funds	—	106	—	106
Balanced and asset allocation mutual funds	—	5	—	5

Total equity investments available-for-sale	—	133	—	133

Short-term investments available-for-sale	55	13,602	—	13,657
Separate account assets	616,361	1,079	—	617,440

Total assets	$616,416	$947,439	$—	$1,563,855

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2014
	Quoted	Significant
	prices in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Assets:	(Level 1)	(Level 2)	(Level 3)	Total
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$—	$72,332	$—	$72,332
Obligations of U.S. states and their subdivisions	—	48,469	—	48,469
Foreign government securities	—	2,451	—	2,451
Corporate debt securities	—	586,996	—	586,996
Asset-backed securities	—	61,984	—	61,984
Residential mortgage-backed securities	—	22,421	—	22,421
Commercial mortgage-backed securities	—	39,052	—	39,052

Total fixed maturities available-for-sale	—	833,705	—	833,705

Fixed maturities held for trading:
U.S. government direct obligations and U.S. agencies	—	6,820	—	6,820
Corporate debt securities	—	3,245	—	3,245
Commercial mortgage-backed securities	—	1,091	—	1,091

Total fixed maturities held for trading	—	11,156	—	11,156

Equity investments available-for-sale
Fixed income mutual funds	—	20		20
Equity mutual funds	—	121		121
Balanced and asset allocation mutual funds	—	7		7

Total equity investments available-for-sale	—	148	—	148

Short-term investments available-for-sale	13,807	10,000	—	23,807
Collateral under securities lending agreements	13,741	—	—	13,741
Separate account assets	598,156	1,168	—	599,324

Total assets	$625,704	$856,177	$—	$1,481,881

Liabilities
Payable under securities lending agreement	$13,741	$—	$—	$13,741

The methods and assumptions used to estimate the fair value of the Company’s financial assets and liabilities carried at fair value on a recurring basis are as follows:

Fixed maturity and equity investments

The fair values for fixed maturity and equity investments are generally based upon market prices from independent pricing services. In cases where market prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

Short-term investments and securities lending agreements

The amortized cost of short-term investments, collateral under securities lending agreements, and payable under securities lending agreements is a reasonable estimate of fair value due to their short-term nature and high credit quality of the issuers.

Separate account assets

Separate account assets include investments in mutual fund securities. Mutual funds are recorded at net asset value, which approximates fair value, on a daily basis.

Assets measured at fair value using significant unobservable inputs (Level 3)

The following tables present additional information about assets measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

Recurring Level 3 financial assets
Year Ended December 31, 2015
Fixed maturities available-for-sale
Asset-backed securities
Balance, January 1, 2015	$—
Realized and unrealized gains (losses) included in:
Other comprehensive income (loss)	—

Balance, December 31, 2015	$—

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2015	$—

Recurring Level 3 financial assets
Year Ended December 31, 2014
Fixed maturities available-for-sale
Asset-backed securities
Balance, January 1, 2014	$3,991
Transfers out of Level 3 (1)	(3,991)

Balance, December 31, 2014	$—

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2014	$—

(1)

Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors and internal models.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

Recurring Level 3 financial assets
Year Ended December 31, 2013
Fixed maturities available-for-sale
Asset-backed securities
Balance, January 1, 2013	$4,829
Realized and unrealized gains (losses) included in:
Other comprehensive income (loss)	342
Settlements	(1,180)

Balance, December 31, 2013	$3,991

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2013	$—

Fair value of financial instruments

The following tables summarize the carrying amounts and estimated fair values of the Company’s financial instruments not carried at fair value on a recurring basis:

	December 31, 2015		December 31, 2014
	Carrying	Estimated fair	Carrying	Estimated fair
Assets	amount	value	amount	value
Mortgage loans on real estate	$105,503	$110,283	$97,624	$104,530
Policy loans	24,408	24,408	24,149	24,149

Liabilities
Annuity contract benefits without life contingencies	$455,214	$441,393	$390,223	$381,203
Policyholders’ funds	2,247	2,247	2,457	2,457

The methods and assumptions used to estimate the fair value of financial instruments not carried at fair value on a recurring basis are summarized as follows:

Mortgage loans on real estate

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy. The estimated fair value was classified as Level 2.

Policy loans

Policy loans are funds provided to policyholders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates their carrying value. The estimated fair value is classified as Level 2.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

Annuity contract benefits without life contingencies

The estimated fair value of annuity contract benefits without life contingencies is estimated by discounting the projected expected cash flows to the maturity of the contracts utilizing risk-free spot interest rates plus a provision for the Company’s credit risk. The estimated fair value was classified as Level 2.

Policyholders’ funds

The carrying amount of policyholders’ funds approximates the fair value since the Company can change the interest credited rates with 30 days notice. The estimated fair value was classified as Level 2.

6. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term and coinsurance contracts. On existing business, the Company retains a maximum of $250 of coverage per individual life. For new term life insurance policies, the Company retains 100% of the first $50 of coverage per individual life and 50% of coverage in excess of $50 up to a maximum retention of $250 per individual life. For new business-owned life insurance policies, the Company retains 100% of the first $250 per individual life. New term and business-owned life insurance policies are reinsured to GWL&A. The Company does not assume business under reinsurance agreements.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2015 and 2014, the reinsurance receivables had carrying values in the amounts of $5,266 and $4,519, respectively. Included in these amounts are $3,199 and $2,471 at December 31, 2015 and 2014, respectively, associated with reinsurance agreements with related parties. At December 31, 2015 and 2014, 23% and 28%, respectively, of the total reinsurance receivable was due from GWL&A. In addition, 38% and 27%, respectively, of the total reinsurance receivable was due from CLAC at December 31, 2015 and 2014.

The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2015:

	Written and	Reinsurance
	earned direct	ceded	Net
Life insurance in-force:
Individual	$3,228,154	$(1,647,190)	$1,580,964

Premium income:
Life insurance	$21,111	$(7,352)	$13,759

The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2014:

	Written and	Reinsurance
	earned direct	ceded	Net
Life insurance in-force:
Individual	$3,334,623	$(1,739,173)	$1,595,450

Premium income:
Life insurance	$20,802	$(7,347)	$13,455

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following tables summarize total premium income for the year ended December 31, 2013:

	Written and	Reinsurance
	earned direct	ceded	Net
Life insurance in-force:
Individual	$3,413,560	$(1,839,552)	$1,574,008

Premium income:
Life insurance (1)	$17,836	$35,069	$52,905

(1) Reinsurance ceded premium income includes the impact from the termination of the reinsurance agreement with CLAC. See Note 3 for additional discussion regarding the transaction.

Reinsurance recoveries for life and other policy benefits were $6,840, $4,976, and $3,879 for the years ended December 31, 2015, 2014, and 2013, respectively.

7. Deferred Acquisition Costs

The following table summarizes activity in DAC:

	2015	2014	2013
Balance, January 1,	$15,481	$12,761	$7,032
Capitalized additions	5,106	6,248	3,574
Amortization and writedowns	(3,499)	(1,184)	(608)
Unrealized investment (gains) losses	3,573	(2,344)	2,763

Balance, December 31,	$20,661	$15,481	$12,761

8. Stockholder’s Equity and Dividend Restrictions

The Company had 10,000 shares of $1,000 par value common stock authorized, 2,500 of which were issued and outstanding at December 31, 2015, and 2014.

The Company’s net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners (“NAIC”), is as follows:

	Year Ended December 31,				December 31,
	2015	2014	2013		2015	2014
Net income (loss)	$5,392	$1,510	$(4,477)	Capital and surplus	$88,786	$82,864

Regulatory compliance is determined by a ratio of a company’s total adjusted capital (“TAC”) to its authorized control level risk-based capital (“ACL”), as determined in accordance with statutory accounting principles and practices as prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is 200% of ACL. The Company’s risk-based capital ratio was in excess of the required amount as of December 31, 2015.

Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below.

As an insurance company domiciled in the State of New York, the Company is required to maintain a minimum of $2,250 of capital and surplus. In addition, the maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of New York, without prior approval of the Superintendent, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. Statutory capital and surplus and net gain from operations at and for the year ended December 31, 2015 were $88,786 and $7,778, respectively. Based on the as filed amounts, the Company may pay an amount less than $8,879 of dividends during the year ended December 31, 2016 without the approval of the New York Superintendent of Financial Services. Prior to any payments of dividends, the Company seeks approval from the Superintendent.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

9. Other Comprehensive Income

The following tables present the accumulated balances for each classification of other comprehensive income (loss):

	Year Ended December 31, 2015
	Unrealized holding gains / losses arising on fixed maturities, available-for-sale	Future policy benefits and DAC adjustments	Total
Balances, January 1, 2015	$17,816	$(5,162)	$12,654
Other comprehensive income (loss) before reclassifications	(12,546)	3,295	(9,251)
Amounts reclassified from AOCI	(571)	—	(571)

Net current period other comprehensive income (loss)	(13,117)	3,295	(9,822)

Balances, December 31, 2015	$4,699	$(1,867)	$2,832

	Year Ended December 31, 2014
	Unrealized holding gains / losses arising on fixed maturities, available-for-sale	Future policy benefits and DAC adjustments	Total
Balances, January 1, 2014	$4,483	$(2,224)	$2,259
Other comprehensive income (loss) before reclassifications	13,508	(2,938)	10,570
Amounts reclassified from AOCI	(175)	—	(175)

Net current period other comprehensive income (loss)	13,333	(2,938)	10,395

Balances, December 31, 2014	$17,816	$(5,162)	$12,654

	Year Ended December 31, 2013
	Unrealized holding gains / losses arising on fixed maturities, available-for-sale	Future policy benefits and DAC adjustments	Total
Balances, January 1, 2013	$22,426	$(5,346)	$17,080
Other comprehensive income (loss) before reclassifications	(16,206)	3,122	(13,084)
Amounts reclassified from AOCI	(1,737)	—	(1,737)

Net current period other comprehensive income (loss)	(17,943)	3,122	(14,821)

Balances, December 31, 2013	$4,483	$(2,224)	$2,259

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following tables present the composition of other comprehensive income (loss):

	Year Ended December 31, 2015
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains (losses), net, arising on fixed maturities, available-for-sale	$(19,301)	$6,755	$(12,546)
Reclassification adjustment for (gains) losses, net, realized in net income	(878)	307	(571)

Net unrealized gains (losses) related to investments	(20,179)	7,062	(13,117)
Future policy benefits and DAC adjustments	5,070	(1,775)	3,295

Net unrealized gains (losses)	(15,109)	5,287	(9,822)

Other comprehensive income (loss)	$(15,109)	$5,287	$(9,822)

	Year Ended December 31, 2014
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains (losses), net, arising on fixed maturities, available- for- sale	$20,782	$(7,274)	$13,508
Reclassification adjustment for (gains) losses, net, realized in net income	(269)	94	(175)

Net unrealized gains (losses) related to investments	20,513	(7,180)	13,333
Future policy benefits and DAC adjustments	(4,520)	1,582	(2,938)

Net unrealized gains (losses)	15,993	(5,598)	10,395

Other comprehensive income (loss)	$15,993	$(5,598)	$10,395

	Year Ended December 31, 2013
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains (losses), net, arising on fixed maturities, available- for- sale	$(24,933)	$8,727	$(16,206)
Reclassification adjustment for (gains) losses, net, realized in net income	(2,672)	935	(1,737)

Net unrealized gains (losses) related to investments	(27,605)	9,662	(17,943)
Future policy benefits and DAC adjustments	4,805	(1,683)	3,122

Net unrealized gains (losses)	(22,800)	7,979	(14,821)

Other comprehensive income (loss)	$(22,800)	$7,979	$(14,821)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

The following table presents the reclassifications out of accumulated other comprehensive income (loss):

	Year Ended December 31,
	2015	2014
Details about accumulated other comprehensive income (loss) components	Amount reclassified from accumulated other comprehensive income (loss)		Affected line item in the statement where net income is presented
Unrealized holdings (gains) losses, net, arising on			Other realized investment (gains)
fixed maturities, available-for-sale	$(878)	$(269)	losses, net

	(878)	(269)	Total before tax
	(307)	(94)	Tax expense

Total reclassification	$(571)	$(175)	Net of tax

10. General Insurance Expenses

The following table summarizes the significant components of general insurance expenses:

	Year Ended December 31,
	2015	2014	2013
Commissions	$11,763	$11,759	$7,979
Compensation	7,263	6,732	6,552
Other	1,918	401	2,896

Total general insurance expenses	$20,944	$18,892	$17,427

11. Income Taxes

The provision for income taxes is comprised of the following:

	Year Ended December 31,
	2015	2014	2013
Current	$2,538	$1,849	$5,168
Deferred	1,163	2,296	(3,099)

Total income tax provision	$3,701	$4,145	$2,069

The following table presents a reconciliation between the statutory federal income tax rate and the Company’s effective income tax rate:

	Year Ended December 31,
	2015	2014	2013
Statutory federal income tax rate	35.0%	35.0%	35.0%
Income tax effect of:
State income taxes net of federal benefit	0.0%	0.0%	8.7%
Other, net	(2.4)%	(1.4)%	0.4%

Effective income tax rate	32.6%	33.6%	44.1%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

(Dollars in Thousands, Except Share Amounts)

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities, is as follows:

	December 31,
	2015		2014
	Deferred tax asset	Deferred tax liability	Deferred tax asset	Deferred tax liability
Policyholder reserves	$3,280	$—	$4,882	$—
Deferred acquisition costs	322	—	1,398	—
Investment assets	—	3,545	—	11,499
Policyholder dividends	1,085	—	1,120	—
Deferred director’s fees	293	—	336	—
Earnings on participating business	5,958	—	7,017	—
Other	36	—	50	—

Total deferred taxes	$10,974	$3,545	$14,803	$11,499

The deferred tax liability amounts presented for investment assets above include $1,525 and $6,813 related to the unrealized (gains) losses on the Company’s fixed maturity and equity investments, which are classified as available-for-sale at December 31, 2015, and 2014, respectively.

The Company and its ultimate U.S. parent, Lifeco U.S., have entered into an income tax allocation agreement whereby Lifeco U.S. files a consolidated federal income tax return. Under the agreement, these companies are responsible for and will receive the benefits of any income tax liability or benefit computed on a separate tax return basis.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years 2011 and prior. Tax years 2012 through 2014 are open to federal examination by the Internal Revenue Service. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

Included in due to parent and affiliates at December 31, 2015 is $1,804 of income taxes payable to affiliates related to the consolidated income tax return filed by GWL&A and certain subsidiaries. Included in due from parent and affiliates at December 31, 2014 is $2,853 of income taxes receivable from affiliates related to the consolidated income tax return filed by GWL&A and certain subsidiaries.

12. Commitments and Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters may result in a material impact on the Company’s financial position, results of operations or cash flows.

The Company makes commitments to fund investments in the normal course of its business. The amounts of these unfunded commitments at December 31, 2015, and 2014, were zero and $6,000, respectively, all of which is due within one year from the dates indicated.

13. Subsequent Event

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s financial statements through March 31, 2016, the date on which the Company’s financial statements were issued. No subsequent event has occurred requiring its recognition or disclosure in the Company’s financial statements.

PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

Financial Statements

The balance sheets of Great-West Life & Annuity Insurance Company of New York (the “Depositor”) as of December 31, 2015 and 2014, and the related statements of income, stockholder’s equity and cash flows for

(a)	each of the three years in the period ended December 31, 2015, and the statements of assets and liabilities of each of the investment divisions which comprise the Registrant as of December 31, 2015, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods presented are filed herewith.

(b)	Exhibits

(1)	Certified copy of resolution of Board of Directors of Depositor authorizing the establishment of Registrant is incorporated by reference to Form N-4 Registration Statement filed May 5, 2015 (File No. 333-203854).

(2)	Not applicable.

(3)	Underwriting agreement between the Depositor and GWFS Equities, Inc. is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203854).

(4)(a)	Form of variable annuity contract is incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203854).

(4)(b)	Form of certificate is incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203854).

(5)	Form of variable annuity contract application is incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203854).

(6)(a)	The Charter of Depositor is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203854).

(6)(b)	Bylaws of Depositor are incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203854).

(7)	Not Applicable.

(8)(a)	Fund Participation Agreement between Registrant and Great-West Funds, Inc. and Amendment to Fund Participation Agreement between Registrant and Great-West Funds, Inc. are incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203854).

(9)	Opinion of counsel and consent is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203854).

(10)(a)	Written Consent of Sutherland Asbill & Brennan LLP is filed herewith.

(10)(b)	Written Consent of Deloitte & Touche LLP is filed herewith.

(11)	Not Applicable.

(12)	Not Applicable.

(13)	Powers of Attorney for Directors Alazraki, Bernbach, A. Desmarais, P. Desmarais, Jr., Katz, Orr, Selitto, and Walsh are filed herewith.

Item 25. Directors and Officers of the Depositor

Name	Principal Business Address	Positions and Offices with Depositor

R.J. Orr	(4)	Chairman of the Board

M.D. Alazraki	Manatt, Phelps & Phillips, LLP 7 Times Square, 23rd Floor New York, NY 10036	Director

J.L. Bernbach	32 East 57th Street, 10th Floor New York, NY 10022	Director

A.R. Desmarais	(4)	Director

P. G. Desmarais Jr.	(4)	Director

S.Z. Katz	Fried Frank Harris Shriver & Jacobson 400 E. 57th Street, 19-E New York, NY 10022	Director

T.T. Ryan, Jr.	JP Morgan Chase 270 Park Avenue, Floor 47 New York, NY 10017	Director

J.J. Selitto	437 West Chestnut Hill Avenue Philadelphia, PA 19118	Director

B.E. Walsh	Saguenay Capital, LLC The Centre at Purchase Two Manhattanville Road, Suite 403 Purchase, NY 10577	Director

A.S. Bolotin	(2)	President and Chief Executive Officer

E.F. Murphy	(2)	President, Empower Retirement

R.K. Shaw	(2)	Executive Vice President, Individual Markets

D.L. Musto	(2)	Executive Vice President, Empower Retirement

K.S. Roe	(2)	Principal Accounting Officer

B.A. Byrne	(3)	Deputy General Counsel and Chief Compliance Officer

E.P. Friesen	(2)	Chief Investment Officer, General Account

W.S. Harmon	(2)	Senior Vice President, 401(k) Standard Markets

R.J. Laeyendecker	(2)	Senior Vice President, Executive Benefits Markets

D.G. McLeod	(2)	Senior Vice President, Product Management

B.P. Neese	(2)	Senior Vice President, Government Markets

R.G. Schultz	(3)	General Counsel, Chief Legal Officer and Secretary

(1) 100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2) 8515 East Orchard Road, Greenwood Village, Colorado 80111.
(3) 8525 East Orchard Road, Greenwood Village, Colorado 80111.
(4) Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.

Item 26. Persons controlled by or under common control with the Depositor or Registrant as of 12/31/2015

The Registrant is a separate account of Great-West Life & Annuity Insurance Company of New York, a stock life insurance company incorporated under the laws of the State of New York (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set forth below.

(State/Country of Organization) - Nature of Business

Organizational Chart – December 31, 2015

I.	OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

The Desmarais Family Residuary Trust
99.999% - Pansolo Holding Inc.
59.19%% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family Residuary Trust are as follows. There are issued and outstanding as of December 31, 2015 414,366,313 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 902,914,033.

Pansolo Holding Inc. owns directly 48,363,392 SVS and 48,603,392 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 534,397,312 or 59.19% of the total voting rights attached to the shares of PCC.

II. OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a 10% or greater voting interest in the following entities:

A. Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.594% - Power Financial Corporation
67.405% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. Inc.
100.0% - Great-West Services Singapore I Private Limited
100.0% - Great-West Services Singapore II Private Limited
99.0% - Great West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)
1.0% - Great West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)
100.0% - GWL&A Financial Inc.
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. (40% owned by Great-West Life & Annuity Insurance Capital, LP)
40.0% - Great-West Life & Annuity Insurance Capital, LLC (60% owned by GWL&A Financial Inc.)
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II (40% owned by Great-West Life & Annuity Insurance Capital, LP II)
40.0% - Great-West Life & Annuity Insurance Capital, LLC II (60% owned by GWL&A Financial Inc.)
60.0% - Great-West Life & Annuity Insurance Capital, LLC (40% owned by Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.)
60.0% - Great-West Life & Annuity Insurance Capital, LLC II (40% owned by Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II)
100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)

100.0% - Great-West Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
100.0% - Emjay Corporation
100.0% - FASCore, LLC
50.0% - Westkin Properties Ltd.
55.06% - Great-West Funds, Inc.
100.0% - Great-West Capital Management, LLC
100.0% - Great-West Trust Company, LLC
100.0% - Lottery Receivable Company One LLC
100.0% - LR Company II, L.L.C.
100.0% - Singer Collateral Trust IV
100.0% - Singer Collateral Trust V
100.0% - Great-West Financial Retirement Plan Services, LLC
100.0% - Empower Securities, LLC

B. Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.594% - Power Financial Corporation
67.405% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100% - Great-West Lifeco U.S. Inc.
99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)
100.0% - Great-West Lifeco U.S. Holdings, LLC
95.23% - Putnam Investments, LLC (4% owned by Putnam senior management)
100.0% - Putnam Acquisition Financing Inc.
100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam Holdings, LLC
100.0% - Putnam U.S. Holdings I, LLC
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company (NH)
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Retail Management GP, Inc.
1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam Retail Management Limited Partnership)
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - PanAgora Holdings, Inc.
80.0% - PanAgora Asset Management, Inc. (17% owned by Nippon Life Insurance Company, 3% non voting by management)
100.0% - Putnam GP Inc.

1.0% - TH Lee Putnam Equity Managers LP (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)
100.0% - Putnam Investment Holdings, LLC
100.0% - Savings Investments, LLC
100.0% - Putnam Capital, LLC
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Advisory Holdings LLC
100.0% - Putnam Investments Canada ULC
100.0% - Putnam Investments (Ireland) Limited
100.0% - Putnam Investments Australia Pty
100.0% - Putnam Investments Securities Co., Ltd.
100.0% - Putnam International Distributors, Ltd.
100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited

C. The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.594% - Power Financial Corporation
67.405% - Great-West Lifeco Inc.
100.0% - 2142540 Ontario Inc.
1.0% - Great-West Lifeco Finance (Delaware) LP (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Great-West Life Assurance Company)
100.0% - 2023308 Ontario Inc.
1.0% - Great-West Life & Annuity Insurance Capital, LP (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. (60.0% owned by GWL&A Financial Inc.)
40.0% - Great-West Life & Annuity Insurance Capital, LLC (60.0% owned by GWL&A Financial Inc.)
1.0% - Great-West Life & Annuity Insurance Capital, LP II (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II (60.0% owned by GWL&A Financial Inc.)
40.0% - Great-West Life & Annuity Insurance Capital, LLC II (60.0% owned by GWL&A Financial Inc.)
100.0% - 2171866 Ontario Inc
1.0% - Great-West Lifeco Finance (Delaware) LP II (99.0% owned by Great-West Lifeco Inc.)
100.0% - Great-West Lifeco Finance (Delaware) LLC II
100.0% - 2023310 Ontario Inc.
100.0% - 2023311 Ontario Inc.
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - 8563993 Canada Inc.
100.0% - The Great-West Life Assurance Company (NAIC #80705, MI)
29.4% - GWL THL Private Equity I Inc. (11.8% owned by The Canada Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.

100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP
1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP (70.0% owned by The Great-West Life Assurance Company, 30.0% owned by London Life Insurance Company)
100% - RMA Properties Ltd.
100% - RMA Properties (Riverside) Ltd.
100% - S-8025 Holdings Ltd.
100.0% - Vertica Resident Services Inc.
100.0% - 2278372 Ontario Inc. (0.0001% interest in NF Real Estate Limited Partnership)
100.0% - GLC Asset Management Group Ltd.
100.0% - 200 Graham Ltd. (acquired Dec 22, 2015)
100.0% - 801611 Ontario Limited
100.0% - 118050 Canada Inc.
100.0% - 1213763 Ontario Inc.
99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)
70.0% - Kings Cross Shopping Centre Ltd. (30% owned by London Life Insurance Company)
100.0% - 681348 Alberta Ltd.
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
65.0% - The Walmer Road Limited Partnership (35.0% owned by London Life Insurance Company)
50.0% - Laurier House Apartments Limited (50.0% owned by London Life Insurance Company)
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)
100.0% - High Park Bayview Inc.
0.001% - High Park Bayview Limited Partnership
75.0% - High Park Bayview Limited Partnership (25.0% owned by London Life Insurance Company)
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100% - Mountain Asset Management LLC
100.0% - 647679 B.C. Ltd.
70.0% - TGS North American Real Estate Investment Trust (30% owned by London Life Insurance Company)
100.0% - TGS Trust

70.0% - RMA Investment Company (Formerly TGS Investment Company) (30.0% owned by London Life Insurance Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. (50%)]
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
40% - special shares in RMA (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
40% - special shares in RMA (U.S.) Realty LLC (Delaware)
70.0% - RMA Real Estate LP (30.0% owned by London Life Insurance Company)
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
70.0% - KS Village (Millstream) Inc. (30.0% owned by London Life Insurance Company)
70.0% - 0726861 B.C. Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Trop Beau Developments Limited (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Properties Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Phase II Properties Ltd. (30.0% owned by London Life Insurance Company)
40.0% - PVS Preferred Vision Services Inc.
12.5% - Vaudreuil Shopping Centres Limited (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
70.0% - Saskatoon West Shopping Centres Limited (30.0% owned by London Life Insurance Company)
12.5% - 2331777 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2344701 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2356720 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 0977221 B.C. Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - TMI Systems, Inc.
49.0% - Plan Direct Insurance Services Inc. (51% owned by the Great-West Life Assurance Company)
51.0% - Plan Direct Insurance Services Inc. (49.0% owned by TMI Systems, Inc.)
100.0% - London Insurance Group Inc.
100.0% - Trivest Insurance Network Limited
100.0% - London Life Insurance Company (Fed ID # 52-1548741 – NAIC # 83550, MI)
100.0% - 9542647 Canada Ltd. (Incorporated Dec 8, 2015)
100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
30.0% - Kings Cross Shopping Centre Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - 0726861 B.C. Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - TGS North American Real Estate Investment Trust (70% owned by The Great-West Life Assurance Company)
100.0% - TGS Trust
30.0% - RMA Investment Company (Formerly TGS Investment Company) (70% owned by The Great-West Life Assurance Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)

100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. 50%)]
100.0% - RMA American Realty Corp.
1.0% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
40% - special shares in RMA (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
40% - special shares in RMA (U.S.) Realty LLC (Delaware)
30.0% - RMA Real Estate LP (70% owned by The Great-West Life Assurance Company)
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
100.0% - 1319399 Ontario Inc.
100.0% - 3853071 Canada Limited
50.0% - Laurier House Apartments Limited (50.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Phase II Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Trop Beau Developments Limited (70.0% owned by The Great-West Life Assurance Company)
100.0% - 4298098 Canada Inc.
100.0% - GWLC Holdings Inc.
100% - GLC Reinsurance Corporation
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
35.0% - The Walmer Road Limited Partnership (65.0% owned by The Great-West Life Assurance Company)
100.0% - 177545 Canada Limited
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
25.0% - High Park Bayview Limited Partnership (75.0% owned by The Great-West Life Assurance Company)
30.0% - KS Village (Millstream) Inc. (70.0% owned by The Great-West Life Assurance Company)
100.0% - London Life Financial Corporation
89.4% - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)
100.0% - London Life & Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
75.0% - Vaudreuil Shopping Centres Limited (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
10.6% - London Reinsurance Group Inc. (89.4% owned by London Life Financial Corporation)
30.0% - Saskatoon West Shopping Centres Limited (70.0% owned by The Great-West Life Assurance Company)

75.0% - 2331777 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 2344701 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 2356720 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 0977221 B.C. Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company (Fed ID # 38-0397420, NAIC # 80659, MI)
100.0% - Canada Life Brasil LTDA
100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings, Limited
100.0% - Canada Life International Services Limited
100.0% - Canada Life International, Limited
100.0% - CLI Institutional Limited
100.0% - The Canada Life Group (U.K.) Limited
100.0% - Canada Life International Assurance (Ireland) DAC (formerly Legal and General International Ireland Limited- changed named July 29, 2015)
100.0% - Canada Life Irish Holding Company, Limited
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
100.0% - Canada Life Europe Management Services, Limited
21.33% - Canada Life Assurance Europe Limited (78.67% owned by Canada Life Europe Investment Limited)
78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)
100.0% - London Life & General Reinsurance Company Limited
100.0% - Canada Life International Re: Limited
100.0% - Canada Life Reinsurance International Ltd.
100.0% - Canada Life Reinsurance Ltd.
100.0% - Canada Life International Assurance Limited
100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Ltd.
7.0% - Irish Association of Investment Managers
100.0% - Setanta Asset Management Limited
- Setanta Asset Management Funds Public Limited Company (interest only)
100.0% - Canada Life Pension Managers & Trustees Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Hotel Operations (Walsall) Limited
100.0% - Hotel Operations (Cardiff) Limited
100.0% - Canada Life Trustee Services (U.K.) Limited
100.0% - CLFIS (U.K.) Limited
100.0% - Canada Life Limited
100.0% - Canada Life (Ireland) Limited
11.29% - Irish Life Assurance p.l.c. (88.71% owned by Irish Life Group Limited)
100.0% - Ballsbridge Property Investments Ltd.
100.0% - Cathair Ce Ltd.
100.0% - Ilona Financial Group, Inc.

100.0% - Irish Life Unit Fund Managers Ltd.
100.0% - Keko Park Ltd.
100.0% - Stephen Court Ltd.
100.0% - Tredwell Associates Ltd.
100.0% - Irish Life Trustee Services Limited
100.0% - Kohlenberg & Ruppert Premium Properties S.A.
100.0% - Office Park De Mont-St-Guibert A SA
100.0% - Office Park De Mont-St-Guibert B SA
100.0% - Office Park De Mont-St-Guibert C SA
100.0% - Ilot St Michel Lux S.A.R.L.
100.0% - Ilot St Michel FH S.P.R.L.
100.0% - Ilot St Michel LLH S.P.R.L.
100.0% - Etak SAS
100.0% - Mili SAS
100.0% - Sarip SCI
66.66% - City Gate Park Administration Limited
98.0% - Westlink Industrial Estate Management Company Ltd.
51.0% - SJRQ Riverside IV Management Company Ltd.
50.0% - Hollins Clough Management Company Ltd.
50.0% - Dakline Company Ltd.
50.0% - Ashtown Management Company Ltd.
25.0% - Fulwood Park Management Company (No. 2) Ltd. (sold August 12, 2015)
20.0% - Choralli Limited
14.0% - Baggot Court Management Limited
11.0% - Richview Office Park Management Company Limited
5.5% - Padamul Ltd.
18.2143% - Tour Esplanade (Paris) LP
100.0% - Canada Life (U.K.) Limited
100.0% - Albany Life Assurance Company Limited
100.0% - Canada Life Management (U.K.) Limited
100.0% - Canada Life Services (U.K.) Limited
100.0% - Canada Life Fund Managers (U.K.) Limited
100.0% - Canada Life Group Services (U.K.) Limited
100.0% - Canada Life Holdings (U.K.) Limited
100.0% - Canada Life Irish Operations Limited
100.0% - Canada Life Ireland Holdings Limited.
100.0% - Irish Life Group Limited
100.0% - Irish Progressive Services International Ltd
100.0% - Irish Life Group Services Limited
100.0% - Irish Life Financial Services Ltd.
49.0% - Glohealth Financial Services Limited
49.0% - Affinity First Limited (ACQUIRED Dec 11, 2015)
100.0% - Vestone Ltd.

100.0% - Cornmarket Group Financial Services Limited
100.0% - Cornmarket Insurance Brokers Ltd.
100.0% - Cornmarket Insurance Services Limited
100.0% - Cornmarket Retail Trading Ltd.
100.0% - Savings & Investments Ltd.
100.0% - Gregan McGuiness (Life & Pensions) Ltd.
100.0% - Irish Life Associate Holdings
100.0% - Irish Life Irish Holdings
30.0% - Allianz-Irish Life Holdings plc.
100.0% - Allianz p.l.c.
100.0% - Allianz Northern Ireland Ltd.
88.71% - Irish Life Assurance plc. (11.29% owned by Canada Life (Ireland) Limited
100.0% - Ballsbridge Property Investments Ltd.
100.0% - Cathair Ce Ltd.
100.0% - Ilona Financial Group, Inc.
100.0% - Irish Life Unit Fund Managers Ltd.
100.0% - Keko Park Ltd.
100.0% - Stephen Court Ltd.
100.0% - Tredwell Associates Ltd.
100.0% - Irish Life Trustee Services Limited
100.0% - Kohlenberg & Ruppert Premium Properties S.A.
100.0% - Office Park De Mont-St-Guibert A S.A.
100.0% - Office Park De Mont-St-Guibert B S.A.
100.0% - Office Park De Mont-St-Guibert C S.A.
100.0% - Ilot St Michel Lux S.A.R.L.
100.0% - Ilot St Michel FH S.P.R.L.
100.0% - Ilot St Michel LLH S.P.R.L.
100.0% - Etak SAS
100.0% - Mili SAS
100.0% - Sarip SCI
66.66% - City Gate Park Administration Limited
98.0% - Westlink Industrial Estate Management Company Ltd.
51.0% - SJRQ Riverside IV Management Company Ltd.
50.0% - Hollins Clough Management Company Ltd.
50.0% - Dakline Company Ltd.
50.0% - Ashtown Management Company Ltd.
25.0% - Fulwood Park Management Company (No. 2) Ltd. (sold August 11, 2015)
20.0% - Choralli Limited
14.0% - Baggot Court Management Limited
11.0% - Richview Office Park Management Company Limited
5.5% - Padamul Ltd.
18.2143% - Tour Esplanade (Paris) LP
100.0% - Canada Life Group Holdings Limited

100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)
100.0% - Canada Life Finance (U.K.), Limited
100.0% - CL Luxembourg Capital Management S.á.r.l.
100.0% - 8478163 Canada Limited
100.0% - Canada Life Capital Bermuda Limited
100.0% - The Canada Life Insurance Company of Canada
100.0% - 6855572 Manitoba Ltd.
94.4% - MAM Holdings Inc. (5.6% owned by The Great-West Life Assurance Company)
100.0% - Mountain Asset Management LLC
12.5% - 2331777 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2344701 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - Vaudreuil Shopping Centres Limited (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2356720 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 0977221 B.C. Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
58.8% - GWL THL Private Equity I Inc. (11.8% The Canada Life Assurance Company, 29.4% The Great-West Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - CL Capital Management (Canada), Inc.
100.0% - 587443 Ontario Inc.
100.0% - Canada Life Mortgage Services Ltd.
100.0% - Adason Properties Limited
100.0% - Adason Realty Ltd.
11.8% - GWL THL Private Equity I Inc. (29.4% owned by The Great-West Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - Canada Life Capital Trust

D. IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.594% - Power Financial Corporation
60.433% - IGM Financial Inc.
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - I.G. International Management Limited
100.0% - I.G. Investment Management (Hong Kong) Limited
100.0% - Investors Group Trust Co. Ltd.
100.0% - 391102 B.C. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - 6460675 Manitoba Ltd.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
100.0% - 0965311 B.C. Ltd.
100.0% - 0992480 B.C. Ltd.
100.0% - I.G. (Rockies) Corp.
100.0% - I.G. Investment Corp.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Charitable Foundation
14.28% - Strategic Charitable Giving Foundation
100.0% - Mackenzie Cundill Investment Management (Bermuda) Ltd.
100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.
100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation
100.0% - Mackenzie Investments PTE. Ltd.
100.0% - Mackenzie Global Macro Asian Credit Fund Ltd.
100% - Mackenzie Global Macro Asian Credit Master Fund, Ltd.
100.0% - Mackenzie U.S. Fund Management Inc.
96.93% - Investment Planning Counsel Inc. (and 3.07% owned by Management of IPC)
100.0% - IPC Investment Corporation
100.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
88.62% - IPC Portfolio Services Inc. (and 11.38% owned by advisors of IPC Investment Corporation and IPC Securities Corporation)
100.0% - Counsel Portfolio Services Inc.
100.0% - Counsel Portfolio Corporation

E. Pargesa Holding SA Group of Companies (European investments)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.594% - Power Financial Corporation
100.0% - Power Financial Europe B.V.
50.0% - Parjointco N.V.
75.4% - Pargesa Holding SA (55.5% capital)
100.0% - Pargesa Netherlands B.V.
52.0% (taking into account the treasury shares - Groupe Bruxelles Lambert (50.0% in capital)
Capital
6.9% - Pernod Ricard (7.5% in capital)
16.6% - Umicore
7.6% - Ontex
0.4% - LTI One
0.1% - Sagerpar
100.0% - Belgian Securities B.V.
Capital
69.8% - Imerys (53.9% in capital)
100.0% - Brussels Securities
Capital
99.6% - LTI One
0.1% - Groupe Bruxelles Lambert
100.0% - LTI Two
0.1% - Groupe Bruxelles Lambert
0.1% - Umicore
100.0% - URDAC
0.1% - Groupe Bruxelles Lambert
99.9% - Sagerpar
3.5% - Groupe Bruxelles Lambert
100.0% - GBL Overseas Finance N.V. (in liquidation)
10.0% - GBL Participations SA
10.0% - GBL Finance S.á.r.l.
100.0% - COFINERGY
Capital
100.0% - GBL Energy S.á.r.l.
Capital
2.2% - Total SA (2.4% in capital)
100.0% - GBL Verwaltung GmbH (in liquidation)
100.0% - GBL Finance & Treasury
90.0% - GBL Participations SA
90.0% - GBL Finance S.á.r.l.

100.0% - GBL Verwaltung SA
Capital
100.0% - GBL Investments Limited
100.0% - GBL R
100.0% - Sienna Capital S.á.r.l
Capital
10.9% - Sagard FCPR
0.3% - Sagard II A FPCI
75.0% - Sagard II B FPCI
50.3% - Sagard 3 Millésime 1 FPCI

29.6% - Kartesia Credit Opportunities I SCA, SICAV-SIF
40.0% - Kartesia GP SA
43.0% - ECP1
100.0% - ECP3
15.1% - Mérieux Participations I
37.7% - Mérieux Participations II
100.0% - PrimeStone Parallel Vehicle SCS
1.7% - BDT
100.0% - Serena S.á.r.l
Capital
15.0% - SGS
9.4% - LafargeHolcim
2.3% - Engie
42.4% - ECP 2
100.0% - Pargesa Netherlands B.V.
100.0% - SFPG

F. Square Victoria Communications Group Inc. Group of Companies (Canadian communications)

Power Corporation of Canada
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltée
100.0% - La Presse, ltée
100.0% - Nuglif inc.
100.0% - Cyberpresse Inc.
100.0% - 9214470 Canada Inc.
100.0% - Square Victoria Digital Properties inc.
100.0% - Les Éditions Gesca Ltée
100.0% - Les Éditions La Presse Ltée
2.72% - Acquisio Inc.
50.0% - Workopolis

25.0% - Olive Média
100.0% - Square Victoria C.P. Holding Inc.
33.3% - Canadian Press Enterprises Inc.
100.0% - Pagemasters North America Inc.

G. Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
100.0% - Power Pacific Mauritius Limited
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited
10.0% - China Asset Management Limited

H. Other PCC Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Power Tek, LLC
100.0% - 3540529 Canada Inc.
18.75% - Société Immobiliére HMM
1.21% - Quinstreet Inc.
100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Victoria Square Ventures Inc.
22.12% - Bellus Health Inc.
25.0% - 9314-0093 Québec Inc. (formerly Club de Hockey Les Remparts de Québec Inc.)
100.0% - Power Energy Corporation
62.90% - Potentia Solar Inc.
100.0% - Power Renewable Energy Corporation
100.0% - Power Energy Eagle Creek Inc.
60.0% - Power Energy Eagle Creek LLP
47.15% - Eagle Creek Renewable Energy, LLC
100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International

100.0% - 3249531 Canada Inc.
100.0% - Sagard Capital Partners GP, Inc.
99.25% - Sagard Capital Partners, L.P.
97.3% - IntegraMed America, Inc.
100.0% - Power Corporation of Canada Inc.
100.0% - PL S.A.
100.0% - 4190297 Canada Inc.
100% - Sagard Capital Partners Management Corp.
100.0% - Sagard S.A.S.
100.0% - Marquette Communications (1997) Corporation
100.0% - 4507037 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - 4524799 Canada Inc.
100.0% - 4524802 Canada Inc.

I. Other PFC Companies

Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - Power Financial Capital Corporation
100.0% - 7973594 Canada Inc.
100.0% - 7973683 Canada Inc.
100.0% - 7974019 Canada Inc.
100.0% - 8677964 Canada Inc.
100.0% - 9194649 Canada Inc.
100.0% - Springboard L.P.
33.2% - WealthSimple Financial Corp.
100% - Wealthsimple Inc.
100% - Canadian ShareOwner Investments Inc.
100% - CSA Computing Inc.

Item 27. Number of Contract Owners

As of the date of this Registration Statement, there were no owners of Contracts offered by the Registrant by means of the prospectus contained herein.

Item 28. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Provisions exist under the laws of the state of New York and the Bylaws of the Depositor whereby the Depositor may indemnify a director, officer, or controlling person of the Depositor against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

New York Corporate Code

Section 721. Nonexclusivity of statutory provisions for indemnification of directors and officers.

The indemnification and advancement of expenses granted pursuant to, or provided by, this article shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advancement of expenses may be entitled, whether contained in the certificate of incorporation or the by-laws or, when authorized by such certificate of incorporation or by-laws, (i) a resolution of shareholders, (ii) a resolution of directors, or (iii) an agreement providing for such indemnification, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled. Nothing contained in this article shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

Section 722. Authorization for indemnification of directors and officers.

(a) A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b) The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c) A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

(d) For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person’s duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

Section 723. Payment of indemnification other than by court award.

(a) A person who has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in section 722 shall be entitled to indemnification as authorized in such section.

(b) Except as provided in paragraph (a), any indemnification under section 722 or otherwise permitted by section 721, unless ordered by a court under section 724 (Indemnification of directors and officers by a court), shall be made by the corporation, only if authorized in the specific case:

(1) By the board acting by a quorum consisting of directors who are not parties to such action or proceeding upon a finding that the director or officer has met the standard of conduct set forth in section 722 or established pursuant to section 721, as the case may be, or,

(2) If a quorum under subparagraph (1) is not obtainable or, even if obtainable, a quorum of disinterested directors so directs; (A) By the board upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in such sections has been met by such director or officer, or (B) By the shareholders upon a finding that the director or officer has met the applicable standard of conduct set forth in such sections.

(c) Expenses incurred in defending a civil or criminal action or proceeding may be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount as, and to the extent, required by paragraph (a) of section 725.

Section 724. Indemnification of directors and officers by a court.

(a) Notwithstanding the failure of a corporation to provide indemnification, and despite any contrary resolution of the board or of the shareholders in the specific case under section 723 (Payment of indemnification other than by court award), indemnification shall be awarded by a court to the extent authorized under section 722 (Authorization for indemnification of directors and officers), and paragraph (a) of section 723. Application therefore may be made, in every case, either:

(1) In the civil action or proceeding in which the expenses were incurred or other amounts were paid, or

(2) To the supreme court in a separate proceeding, in which case the application shall set forth the disposition of any previous application made to any court for the same or similar relief and also reasonable cause for the failure to make application for such relief in the action or proceeding in which the expenses were incurred or other amounts were paid.

(b) The application shall be made in such manner and form as may be required by the applicable rules of court or, in the absence thereof, by direction of a court to which it is made. Such application shall be upon notice to the corporation. The court may also direct that notice be given at the expense of the corporation to the shareholders and such other persons as it may designate in such manner as it may require.

(c) Where indemnification is sought by judicial action, the court may allow a person such reasonable expenses, including attorneys’ fees, during the pendency of the litigation as are necessary in connection with his defense therein, if the court shall find that the defendant has by his pleadings or during the course of the litigation raised genuine issues of fact or law.

Section 725. Other provisions affecting indemnification of directors and officers.

(a) All expenses incurred in defending a civil or criminal action or proceeding which are advanced by the corporation under paragraph (c) of section 723 (Payment of indemnification other than by court award) or allowed by a court under paragraph (c) of section 724 (Indemnification of directors and officers by a court) shall be repaid in case the person receiving such advancement or allowance is ultimately found, under the procedure set forth in this article, not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced by the corporation or allowed by the court exceed the indemnification to which he is entitled.

(b) No indemnification, advancement or allowance shall be made under this article in any circumstance where it appears:

(1) That the indemnification would be inconsistent with the law of the jurisdiction of incorporation of a foreign corporation which prohibits or otherwise limits such indemnification;

(2) That the indemnification would be inconsistent with a provision of the certificate of incorporation, a by-law, a resolution of the board or of the shareholders, an agreement or other proper corporate action, in effect at the time of the accrual of the alleged cause of action asserted in the threatened or pending action or proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

(3) If there has been a settlement approved by the court, that the indemnification would be inconsistent with any condition with respect to indemnification expressly imposed by the court in approving the settlement.

(c) If any expenses or other amounts are paid by way of indemnification, otherwise than by court order or action by the shareholders, the corporation shall, not later than the next annual meeting of shareholders unless such meeting is held within three months from the date of such payment, and, in any event, within fifteen months from the date of such payment, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

(d) If any action with respect to indemnification of directors and officers is taken by way of amendment of the by-laws, resolution of directors, or by agreement, then the corporation shall, not later than the next annual meeting of shareholders, unless such meeting is held within three months from the date of such action, and, in any event, within fifteen months from the date of such action, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the action taken.

(e) Any notification required to be made pursuant to the foregoing paragraph (c) or (d) of this section by any domestic mutual insurer shall be satisfied by compliance with the corresponding provisions of section one thousand two hundred sixteen of the insurance law.

(f) The provisions of this article relating to indemnification of directors and officers and insurance therefore shall apply to domestic corporations and foreign corporations doing business in this state, except as provided in section 1320 (Exemption from certain provisions).

Section 726. Insurance for indemnification of directors and officers.

(a) Subject to paragraph (b), a corporation shall have power to purchase and maintain insurance:

(1) To indemnify the corporation for any obligation which it incurs as a result of the indemnification of directors and officers under the provisions of this article, and

(2) To indemnify directors and officers in instances in which they may be indemnified by the corporation under the provisions of this article, and

(3) To indemnify directors and officers in instances in which they may not otherwise be indemnified by the corporation under the provisions of this article provided the contract of insurance covering such directors and officers provides, in a manner acceptable to the superintendent of insurance, for a retention amount and for co-insurance.

(b) No insurance under paragraph (a) may provide for any payment, other than cost of defense, to or on behalf of any director or officer:

(1) if a judgment or other final adjudication adverse to the insured director or officer establishes that his acts of active and deliberate dishonesty were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled, or

(2) in relation to any risk the insurance of which is prohibited under the insurance law of this state.

(c) Insurance under any or all subparagraphs of paragraph (a) may be included in a single contract or supplement thereto. Retrospective rated contracts are prohibited.

(d) The corporation shall, within the time and to the persons provided in paragraph (c) of section 725 (Other provisions affecting indemnification of directors or officers), mail a statement in respect of any insurance it has purchased or renewed under this section, specifying the insurance carrier, date of the contract, cost of the insurance, corporate positions insured, and a statement explaining all sums, not previously reported in a statement to shareholders, paid under any indemnification insurance contract.

(e) This section is the public policy of this state to spread the risk of corporate management, notwithstanding any other general or special law of this state or of any other jurisdiction including the federal government.

Bylaws of the Depositor

ARTICLE II, SECTION 11. Indemnification of Directors. The corporation may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the corporation to the extent permitted by applicable law, any Director, Officer, or employee of the corporation or any member or officer of any Committee, and his or her heirs, executors, and administrators, from and against all claims, liabilities, costs, charges, and expenses whatsoever that any such Director, Officer, employee, or any such member or officer sustains or incurs in or about any action, suit, or proceeding that is brought, commenced, or prosecuted against him or her for or in respect of any act, deed, matter, or thing whatsoever, made, done, or permitted by him or her in or about the execution of the duties of his or her office or employment with the corporation, in or about the execution of his or her duties as a Director or Officer of another company which he or she so serves at the request and on behalf of the corporation, or in or about the execution of his or her duties as a member or officer of any such Committee, and all other claims, liabilities, costs, charges, and expenses that he or she sustains or incurs, in or about or in relation to any such duties or the affairs of the corporation, the affairs of such other company which he or she so serves or the affairs of such Committee, except such claims, liabilities, costs, charges, or expenses as are occasioned by acts or omissions which were in bad faith, involved intentional misconduct, a violation of the New York Insurance Law or a knowing violation of any other law or which resulted in such person personally gaining in fact a financial profit or other advantage to which he or she was not entitled. The corporation may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the corporation to the extent permitted by applicable law, any Director, Officer, or employee of any subsidiary corporation of the corporation on the same basis and within the same constraints as described in the preceding sentence. No payment of indemnification shall be made unless notice has been filed with the Superintendent of Insurance pursuant to Section 1216 of the New York Insurance Law.

Item 29. Principal Underwriter

(a) GWFS Equities, Inc. (“GWFS”) is the distributor of securities of the Registrant. In addition to the Registrant, GWFS serves as distributor or principal underwriter for Great-West Funds, Inc., an open-end management investment company, Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company (“GWL&A”), Variable Annuity-2 Series Account of GWL&A, Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company of New York (GWL&A NY), Variable Annuity-8 Series Account of GWL&A, Variable Annuity-8 Series Account of GWL&ANY, COLI VUL-2 Series Account of GWL&A, COLI VUL-2 Series Account of GWL&A NY, COLI VUL-4 Series Account of GWL&A, FutureFunds Series Account of GWL&A, Maxim Series Account of GWL&A, Prestige Variable Life Account of GWL&A, and Trillium Variable Annuity Account of GWL&A.

(b) Directors and Officers of GWFS:

Name	Position and Office with Underwriter
E.F. Murphy	Chairman, President and Chief Executive Officer
R.K. Shaw	Director and Executive Vice President

D.L. Musto	Director and Executive Vice President
S.E. Jenks	Director and Executive Vice President
C.E. Waddell	Director and Senior Vice President
W.S. Harmon	Senior Vice President
M.R. Edwards	Senior Vice President
R.J. Laeyendecker	Senior Vice President
B.A. Byrne	Senior Vice President, Legal & Chief Compliance Officer
B.P. Neese	Senior Vice President
S.A. Bendrick	Vice President
S.M. Gile	Vice President
M.C. Maiers	Vice President and Treasurer
T.L. Luiz	Compliance Officer

(1)	8515 East Orchard Road, Greenwood Village, Colorado 80111.

(c) Commissions and other compensation received by Principal Underwriter, directly or indirectly, from the Registrant during Registrant’s last fiscal year:

Name of Principal Underwriter	Compensation on Redemption	Brokerage Commissions	Compensation
GWFS	-0-	-0-	-0-

Item 30. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through GWL&A, 8515 E. Orchard Road, Greenwood Village, Colorado 80111.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings and Representations

(a)     Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)     Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)     Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d)     The Depositor, Great-West Life & Annuity Insurance Company of New York, represents the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Great-West Life & Annuity Insurance Company of New York.

(e)     Great-West Life & Annuity Insurance Company of New York represents that the no-action letters issued by the staff of the Division of Investment Management of the Securities and Exchange Commission on November 28, 1988, to the American Council of Life Insurance, and on August 30, 2012, to ING Life Insurance Company, are being relied upon, and that the terms of those no-action positions have been complied with.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Greenwood Village, and State of Colorado on this 6th day of April, 2016.

VARIABLE ANNUITY-8 SERIES ACCOUNT
(Registrant)

By:	/s/ Andra S. Bolotin

Andra S. Bolotin
President and Chief Executive Officer of Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
(Depositor)

By:	/s/ Andra S. Bolotin

Andra S. Bolotin
President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ R. Jeffrey Orr	Chairman of the Board	April 6, 2016
R. Jeffrey Orr*

/s/ Andra S. Bolotin	President and Chief Executive Officer	April 6, 2016
Andra S. Bolotin

/s/ Kara S. Roe	Principal Accounting Officer	April 6, 2016
Kara S. Roe

/s/ Marcia D. Alazraki	Director	April 6, 2016
Marcia D. Alazraki*

/s/ John L. Bernbach	Director	April 6, 2016
John L. Bernbach*

/s/ André Desmarais	Director	April 6, 2016
André Desmarais*

/s/ Paul Desmarais, Jr.	Director	April 6, 2016
Paul Desmarais, Jr.*

/s/ Stuart Z. Katz	Director	April 6, 2016
Stuart Z. Katz*

Director
T. Timothy Ryan, Jr.

/s/ Jerome J. Selitto	Director	April 6, 2016
Jerome J. Selitto*

/s/ Brian E. Walsh	Director	April 6, 2016
Brian E. Walsh*

*By: /s/ Ryan L. Logsdon		April 6, 2016
Ryan L. Logsdon
Attorney-in-Fact pursuant to Power of Attorney